UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21558
Pioneer Short Term Income Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2020

Date of reporting period:  September 1, 2019 through August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Short Term Income Fund
Annual Report | August 31, 2020

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Short Term Income Fund | Annual Report | 8/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 3

Portfolio Management Discussion | 8/31/20
In the following interview, portfolio managers Seth Roman, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the 12-month period ended August 31, 2020. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Funderburk, a vice president and portfolio manager at Amundi Pioneer, and Mr. Pauwels, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the 12-month period ended August 31, 2020?
A    Pioneer Short Term Income Fund’s Class A shares returned –0.61% at net asset value during the 12-month period ended August 31, 2020, while the Fund’s benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 3.66%. During the same period, the average return of the 581 mutual funds in Morningstar’s Short-Term Bond Funds category was 3.28%.
Q    How would you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2020?
A     Entering the period, the continued easing of global monetary policy by central banks helped to counterbalance deteriorating global economic growth, a slowdown largely driven by the ongoing U.S.-China trade war. U.S. economic growth had held up better than other developed-market economies during that time, due to a healthy U.S. consumer and continued strong employment figures. However, plummeting manufacturing purchasing managers’ index (PMI) data, increased tariffs –a fallout from the trade war – and a downward trend in non-farm payrolls increased concerns about a possible U.S. recession. In particular, the on-again, off-again trade negotiations between the U.S. and China increased market volatility. Responding to those concerns, the U.S. Federal Reserve (Fed) followed up on its July 2019 lowering of the federal funds rate target range with additional quarter-point reductions in the target range in both September and October. Due in part to the Fed’s actions, and the announcement of a “phase one” trade agreement between the U.S. and China in December, the markets ended 2019 on a relatively positive note.
The late-2019 market momentum continued through the early part of the 2020 calendar year. As January turned to February, however, the number of confirmed cases of a novel coronavirus (COVID-19) outside of China,
4 Pioneer Short Term Income Fund | Annual Report | 8/31/20

where the virus had originated, rose dramatically, raising some concerns. Subsequent outbreaks in Iran, Italy, and South Korea ignited smoldering fears of a global pandemic. Those fears ultimately became reality by March after the virus spread throughout Europe and into the U.S. Up until the last two weeks of February, the financial markets had seemed to underappreciate the risk of such an event, as evidenced by a record-high close for the Standard & Poor’s 500 Index on February 19. Eventually, however, growing concerns about a more pronounced and prolonged drawdown in global economic activity driven by the lockdown measures imposed by governments to contain the spread of COVID-19 led to a significant repricing in both fixed-income and equity markets. Prices of riskier assets swooned while so-called “safe haven” investments, such as U.S. Treasuries, soared. The flight-to-quality buying of government bonds drove longer-term U.S. Treasury yields to all-time lows as their prices move higher.
The policy response to the economic stress caused by COVID-19 was swift, as central banks and governments sought to keep businesses and consumers from going under. The Fed, for its part, slashed the target range of the federal fund rate to near zero in mid-March, resurrected its 2008-2009 financial crisis-era lending facilities, and implemented a wide-ranging bond-purchase program to help provide stability and liquidity to the markets. On the fiscal side, the U.S. Congress and the White House agreed on a $2.2 trillion stimulus package in late March.
The extraordinary support forthcoming from policy makers in the wake of the pandemic generated enthusiasm among investors entering the second quarter of 2020. Market participants immediately sought to put money to work at the now much-wider spreads, in anticipation that the levels of compensation available were worth taking on the increased risk. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
As the second calendar quarter progressed, investors became increasingly optimistic that steps toward re-opening the economy in some areas would support something resembling a “V-shaped” recovery (a sharp, sudden rise). One of the results of this view was a resurgence in risk sentiment that allowed credit-sensitive areas of the bond market to recover much of their earlier losses, even as rising numbers of COVID-19 cases in some of the reopened U.S. states raised concerns of a second wave of infections.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 5

Q    Can you review the Fund’s principal investment strategies during the 12-month period ended August 31, 2020, and discuss how the strategies affected benchmark-relative performance?
A    We had overweighted the Fund to a broad range of investments within the securitized credit sectors during the 12-month period, and those overweights detracted from relative returns. The underperforming allocations included portfolio exposures to asset-backed securities (ABS), commercial mortgage backed securities (CMBS), and collateralized mortgage obligations (CMOs). The entire ABS sector underperformed relative to the Bloomberg Barclays Index during the 12-month period, including the Fund’s largest allocation in that category: subprime autos. Consumer loan holdings within the portfolio also were significant detractors from benchmark-relative performance.
Within CMBS, the largest portfolio allocation was in single-asset/single-borrower (SASB) issues, which accounted for the bulk of the Fund’s relative underperformance. Each SASB securitization represents exposure to a large single property, or assets of a single borrower, and can include exposures to collateral such as office towers, suburban office parks, apartment buildings, refrigerated warehouses, and hotels. Because of the concentration risk involved, SASB issues typically have featured conservative loan-to-value ratios compared to traditional CMBS investments. In addition, equity owners of the properties have tended to be well-capitalized firms.
The Fund’s allocation to non-agency residential mortgage-backed securities (RMBS) also weighed on benchmark-relative results over the 12-month period, most notably the portfolio’s holdings of risk-sharing securities. For example, credit risk transfer (CRT) securities are investments that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from government-sponsored entities to the private sector. We believe the CRT securities held by the Fund would have to fall victim to a significant decline in home prices –similar to what we witnessed in 2008 – to suffer permanent impairment. As a more liquid sector within non-agency MBS, CRT securities may have experienced greater price volatility from forced sellers during the 12-month period as compared to other sectors within the non-agency MBS market. In addition, the Fund’s allocation to single-family rental securitizations underperformed and detracted from relative returns.
Another modest detractor from benchmark-relative performance during the 12-month period was the Fund’s overweight to financials within its allocation to investment-grade corporate credit. In particular, we had
6 Pioneer Short Term Income Fund | Annual Report | 8/31/20

favored investments in U.S. banks, where the Fund has had diversified holdings across both the money center and regional banking segments. We had viewed those issuers as attractive, due in part to the more stringent regulations pertaining to the use of leverage that have been applied to the domestic banking sector since the financial crisis more than a decade ago.
On the positive side, the Fund’s significant underweight to U.S. Treasuries, as well as overweights to bank loans and collateralized loan obligations (CLOs), were the top contributors to benchmark-relative performance. A portfolio allocation to floating-rate bank loans aided relative returns as the asset class experienced a strong recovery in December of 2019, and has benefited from narrowing spreads year-to-date in 2020, as well as from strong CLO demand during the second quarter’s “risk-on” environment. We continue to believe the incremental income potential of bank loans presents an attractive tradeoff between risk and reward for the Fund.
An allocation to insurance-linked securities (ILS) was also a notable positive contributor to the Fund’s benchmark-relative performance for the 12-month period. ILS returns have typically been uncorrelated to the returns of other fixed-income asset classes, and we view exposure to the incremental yield potential and diversification* provided by the sector as continuing to enhance the portfolio’s risk/reward profile.
Q    Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2020?
A    Credit spreads narrowed after reaching their widest point on March 23, and that weighed on the Fund’s income generation as the 12-month period progressed. In addition, the Fed lowered the target range of the federal funds rate four times, leaving the target range effectively at zero as of August 31, 2020. That factor also contributed to the tapering of the Fund’s income level over the 12-month period.
Q    Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2020? If so, did the derivatives have an effect on the Fund’s performance?
A    We employed derivatives to help manage the overall duration of the portfolio. With the general decline in interest rates during the 12-month period, the Fund’s duration stance associated with derivatives use
*     Diversification does not assure a profit nor protect against loss.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 7

detracted from performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)
Q    What is your assessment of the current climate for fixed-income investing?
A    Heightened uncertainty driven by an ongoing global pandemic as well as an approaching U.S. presidential election have continued to characterize the current environment. What is clear, however, is the magnitude of the efforts by both monetary and fiscal policy makers to soften the blows to the economy caused by the COVID-19 situation. We believe much of the economic outlook depends on the success of the multiple efforts to develop vaccines and therapeutic agents to either eradicate or at least effectively treat COVID-19. In the last few months, we have become more optimistic that drugs that could render COVID-19 manageable ultimately will become available, and the Fund’s current positioning reflects that view.
We believe a more dovish Fed and a continued recovery in economic activity bodes well for future performance of riskier assets. Securitized credit sectors, in particular, could stand to benefit, in our view, given the domestic housing market’s strength and the slower spread recovery within the securitized areas of the market, relative to corporate bonds.
While we broadly favor overweights in the Fund to both the corporate and securitized credit markets, current valuations have led us to reduce selected portfolio risk exposures. We believe that gives us the flexibility to add exposure in response to any unexpected setbacks in the near future.
As always, we will continue to monitor macroeconomic factors that could potentially affect the markets, while remaining principally focused on adding value to the portfolio through individual security selection.
Please refer to the Schedule of Investments on pages 19–55 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
8 Pioneer Short Term Income Fund | Annual Report | 8/31/20

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 9

Portfolio Summary | 8/31/20

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Note, 1.625%, 8/31/22	1.79%
2.	U.S. Treasury Note, 1.875%, 8/31/22	1.79
3.	Federation des Caisses Desjardins du Quebec, 2.05%, 2/10/25 (144A)	0.84
4.	Toyota Motor Credit Corp., 3.0%, 4/1/25	0.84
5.	Bank of Nova Scotia, 2.2%, 2/3/25	0.83
6.	Cooperatieve Rabobank UA, 2.625%, 7/22/24 (144A)	0.83
7.	Morgan Stanley, 4.0%, 7/23/25	0.83
8.	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	0.82
9.	Wells Fargo & Co., 3.55%, 9/29/25	0.81
10.	Credit Suisse Group AG, 3.574%, 1/9/23 (144A)	0.80

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Prices and Distributions | 8/31/20
Net Asset Value per Share

Class	8/31/20	8/31/19
A	$9.21	$9.52
C	$9.23	$9.52
C2	$9.24	$9.52
K	$9.27	$9.54
Y	$9.23	$9.51

Distributions per Share: 9/1/19–8/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2482	$ —	$ —
C	$0.2280	$ —	$ —
C2	$0.2271	$ —	$ —
K	$0.2802	$ —	$ —
Y	$0.2799	$ —	$ —

Index Definitions
The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 11

Performance Update | 8/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2020)
			Bloomberg
			Barclays
	Net	Public	One- to
	Asset	Offering	Three-Year
	Value	Price	Government/
Period	(NAV)	(POP)*	Credit Index
10 years	1.74%	1.48%	1.59%
5 years	1.54	1.03	2.15
1 year	-0.61	-0.61	3.66

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.86%	0.83%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
*  POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratios reflect the contractual expense limitations currently in effect through January 1, 2021 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2020)
			Bloomberg
			Barclays
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.38%	1.38%	1.59%
5 years	1.39	1.39	2.15
1 year	-0.62	-0.62	3.66

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.07%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
“If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 13

Performance Update | 8/31/20	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2020)
			Bloomberg
			Barclays
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.41%	1.41%	1.59%
5 years	1.40	1.40	2.15
1 year	-0.52	-0.52	3.66

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.09%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
“If Held” results represent the percent change in net asset value per share. Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Redeemed” returns would have been lower had sales charges been reflected. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2020)
		Bloomberg
		Barclays
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	2.00%	1.59%
5 years	1.98	2.15
1 year	0.16	3.66

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.51%	0.46%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratios reflect the contractual expense limitations currently in effect through January 1, 2021 for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 15

Performance Update | 8/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2020)
		Bloomberg
		Barclays
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	2.06%	1.59%
5 years	1.89	2.15
1 year	0.05	3.66

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.59%	0.46%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)    ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)    transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on actual returns from March 1, 2020 through August 31, 2020.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account Value	$975.94	$977.96	$979.04	$981.86	$980.69
(after expenses)
on 8/31/20
Expenses Paid	$4.07	$5.17	$5.12	$2.29	$2.29
During Period*

*  Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.04%, 1.03%, 0.46%, and 0.46% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366, (to reflect the partial year period).
Pioneer Short Term Income Fund | Annual Report | 8/31/20 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2020 through August 31, 2020.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account Value	$1,021.01	$1,019.91	$1,019.96	$1,022.82	$1,022.82
(after expenses)
on 8/31/20
Expenses Paid	$4.17	$5.28	$5.23	$2.34	$2.34
During Period*

*  Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.04%, 1.03%, 0.46%, and 0.46% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366, (to reflect the partial year period).
18 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Schedule of Investments | 8/31/20

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 100.6%
	ASSET BACKED SECURITIES — 30.9% of
	Net Assets
135,856(a)	321 Henderson Receivables I LLC, Series 2005-1A,
	Class A1, 0.392% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	$ 130,478
199,620(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.362% (1 Month USD LIBOR + 20 bps),
	6/15/41 (144A)	192,387
202,527(a)	321 Henderson Receivables I LLC, Series 2007-1A,
	Class A1, 0.362% (1 Month USD LIBOR + 20 bps),
	3/15/42 (144A)	190,256
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class D, 4.523%, 8/15/40 (144A)	1,501,522
1,500,000	ACC Trust, Series 2019-2, Class C, 5.24%,
	10/21/24 (144A)	1,463,465
876,076	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	880,052
56,578(a)	ACE Securities Corp. Home Equity Loan Trust, Series
	2005-WF1, Class M2, 0.835% (1 Month USD LIBOR +
	66 bps), 5/25/35	57,344
1,500,000	American Credit Acceptance Receivables Trust,
	Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	1,539,067
250,000	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class D, 3.98%, 4/22/24 (144A)	254,573
496,000	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class E, 5.36%, 4/22/24 (144A)	506,339
500,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	519,895
400,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class E, 5.45%, 11/20/23 (144A)	416,543
1,500,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class B, 2.8%, 3/20/25 (144A)	1,501,324
500,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	486,744
1,500,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	1,506,502
500,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	502,373
1,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class B, 3.37%, 6/15/25 (144A)	998,636
1,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	1,019,055
1,490,596	BRE Grand Islander Timeshare Issuer LLC, Series
	2019-A, Class B, 3.78%, 9/26/33 (144A)	1,445,125
1,173,964	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	1,166,524
2,500,000	Carnow Auto Receivables Trust, Series 2019-1A,
	Class C, 3.36%, 6/17/24 (144A)	2,522,070

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 19

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,500,000	Carvana Auto Receivables Trust, Series 2019-3A,
	Class C, 2.71%, 10/15/24 (144A)	$ 1,533,078
1,000,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class E, 4.7%, 10/15/26 (144A)	993,576
2,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	2,058,338
948,396(b)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	4.0%, 11/25/44 (144A)	982,934
371,947	Cazenovia Creek Funding II LLC, Series 2018-1A,
	Class B, 3.984%, 7/15/30 (144A)	365,594
148,446(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
	0.795% (1 Month USD LIBOR + 62 bps), 1/25/33	146,670
62,928(a)	Chase Funding Trust, Series 2003-3, Class 2A2, 0.715%
	(1 Month USD LIBOR + 54 bps), 4/25/33	59,616
79,196(c)	Chase Funding Trust, Series 2003-6, Class 1A7,
	4.994%, 11/25/34	82,581
234	CIG Auto Receivables Trust, Series 2017-1A, Class A,
	2.71%, 5/15/23 (144A)	234
1,750,000	CIG Auto Receivables Trust, Series 2019-1A, Class C,
	3.82%, 8/15/24 (144A)	1,796,551
400,000(c)	Colony American Finance, Ltd., Series 2016-1, Class D,
	5.972%, 6/15/48 (144A)	410,224
39,581	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	41,099
44,441	Conn’s Receivables Funding LLC, Series 2018-A, Class B,
	4.65%, 1/15/23 (144A)	44,341
655,564	Conn’s Receivables Funding LLC, Series 2019-A, Class B,
	4.36%, 10/16/23 (144A)	654,051
327,782	Conn’s Receivables Funding LLC, Series 2019-A, Class C,
	5.29%, 10/16/23 (144A)	315,813
155,821(a)	Conseco Finance Home Equity Loan Trust, Series 2002-C,
	Class MV1, 1.662% (1 Month USD LIBOR + 150
	bps), 5/15/32	155,358
2,000,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	2,005,776
247,673(a)	Countrywide Asset-Backed Certificates, Series
	2004-SD3, Class A2, 1.275% (1 Month USD LIBOR +
	110 bps), 9/25/34 (144A)	240,418
1,009,682	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	1,007,336
336,561	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	316,820
29,139(a)	DRB Prime Student Loan Trust, Series 2016-B, Class A1,
	1.975% (1 Month USD LIBOR + 180 bps), 6/25/40 (144A)	29,341
1,050,000	Drive Auto Receivables Trust, Series 2019-2, Class D,
	3.69%, 8/17/26	1,086,231
192,635(a)	Drug Royalty III LP 1, Series 2017-1A, Class A1, 2.775%
	(3 Month USD LIBOR + 250 bps), 4/15/27 (144A)	192,474

The accompanying notes are an integral part of these financial statements.
20 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
679,888	Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
	4/15/27 (144A)	$ 682,461
523,140	Drug Royalty III LP 1, Series 2018-1A, Class A2, 4.27%,
	10/15/31 (144A)	538,514
35,649(a)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.175% (1 Month USD LIBOR +
	100 bps), 1/25/41 (144A)	35,603
1,500,000(a)	Elevation CLO, Ltd., Series 2015-4A, Class CR, 2.472%
	(3 Month USD LIBOR + 220 bps), 4/18/27 (144A)	1,486,400
17,418	Elm Trust, Series 2016-1A, Class A2, 4.163%,
	6/20/25 (144A)	17,418
1,500,000	Elm Trust, Series 2018-2A, Class B, 5.584%,
	10/20/27 (144A)	1,486,190
500,000	Elm Trust, Series 2020-3A, Class A2, 2.954%,
	8/20/29 (144A)	499,988
342,393	Engs Commercial Finance Trust, Series 2016-1A,
	Class B, 3.45%, 3/22/22 (144A)	343,401
1,100,000	Exeter Automobile Receivables Trust, Series 2020-1A,
	Class C, 2.49%, 1/15/25 (144A)	1,121,990
1,500,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	1,438,826
244,372	FCI Funding LLC, Series 2019-1A, Class B, 4.03%,
	2/18/31 (144A)	246,588
500,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 1.633% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	484,724
1,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1T, 1.83% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	989,546
500,000	Four Seas LP, Series 2017-1A, Class A1, 4.95%,
	8/28/27 (144A)	480,561
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class D, 3.27%, 6/16/25 (144A)	1,027,978
117,849(a)	Freddie Mac Structured Pass-Through Certificates,
	Series T-20, Class A7, 0.325% (1 Month USD LIBOR +
	15 bps), 12/25/29	114,904
366,506	Freed ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	366,578
85,495(a)	Fremont Home Loan Trust, Series 2005-E, Class 1A1,
	0.405% (1 Month USD LIBOR + 23 bps), 1/25/36	85,163
1,500,000	GLS Auto Receivables Issuer Trust, Series 2019-1A,
	Class C, 3.87%, 12/16/24 (144A)	1,550,594
2,000,000	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class C, 2.96%, 5/15/25 (144A)	2,044,253
180,255(b)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	180,246
139,707(a)	GSAA Home Equity Trust, Series 2005-8, Class A3,
	0.605% (1 Month USD LIBOR + 43 bps), 6/25/35	140,174

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 21

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,297(a)	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
	0.475% (1 Month USD LIBOR + 30 bps), 3/25/35 (144A)	$ 3,289
435,000	Hercules Capital Funding Trust, Series 2018-1A, Class A,
	4.605%, 11/22/27 (144A)	439,021
29,158	Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
	9/21/42 (144A)	29,173
400,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
	3.77%, 5/10/32 (144A)	400,631
1,320,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	1,156,663
500,000	HOA Funding LLC, Series 2015-1A, Class B, 9.0%,
	8/20/44 (144A)	459,702
2,950,000(a)	Home Partners of America Trust, Series 2018-1,
	Class E, 2.012% (1 Month USD LIBOR + 185 bps),
	7/17/37 (144A)	2,925,371
1,750,000	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	1,732,500
46,760(a)	Interstar Millennium Trust, Series 2003-3G, Class A2,
	0.806% (3 Month USD LIBOR + 50 bps), 9/27/35	43,567
1,797,363(a)	Invitation Homes Trust, Series 2017-SFR2, Class D,
	1.962% (1 Month USD LIBOR + 180 bps),
	12/17/36 (144A)	1,801,109
1,759,759(a)	Invitation Homes Trust, Series 2018-SFR1, Class E,
	2.162% (1 Month USD LIBOR + 200 bps), 3/17/37 (144A)	1,752,634
1,800,000(a)	Invitation Homes Trust, Series 2018-SFR2, Class E,
	2.162% (1 Month USD LIBOR + 200 bps), 6/17/37 (144A)	1,790,280
1,800,000(a)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.162% (1 Month USD LIBOR + 200 bps), 7/17/37 (144A)	1,780,086
1,130,000(a)	Invitation Homes Trust, Series 2018-SFR4, Class E,
	2.112% (1 Month USD LIBOR + 195 bps), 1/17/38 (144A)	1,115,597
1,500,000	Jamestown CLO V, Ltd., Series 2014-5A, Class B2R,
	3.84%, 1/17/27 (144A)	1,503,366
2,000,000	Kabbage Funding LLC, Series 2019-1, Class B, 4.071%,
	3/15/24 (144A)	1,973,477
1,500,000	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	1,137,571
2,000,000	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class B, 3.613%, 8/15/25 (144A)	1,999,623
1,500,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	1,478,919
1,000,000	Marlette Funding Trust, Series 2019-1A, Class C, 4.42%,
	4/16/29 (144A)	978,470
1,150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	1,144,293
1,500,000	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	1,473,665
500,000	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	470,469

The accompanying notes are an integral part of these financial statements.
22 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
245,972	MVW LLC, Series 2020-1A, Class C, 4.21%,
	10/20/37 (144A)	$ 255,057
2,000,000(b)	Nationstar HECM Loan Trust, Series 2018-3A, Class M3,
	4.353%, 11/25/28 (144A)	2,005,725
652,000(b)	Nationstar HECM Loan Trust, Series 2019-1A, Class M1,
	2.664%, 6/25/29 (144A)	654,227
1,000,000(b)	Nationstar HECM Loan Trust, Series 2019-1A, Class M3,
	3.276%, 6/25/29 (144A)	927,400
1,050,000(a)	Navistar Financial Dealer Note Master Owner Trust II,
	Series 2018-1, Class C, 1.225% (1 Month USD LIBOR +
	105 bps), 9/25/23 (144A)	1,049,494
18,299(b)	New Century Home Equity Loan Trust, Series 2004-A,
	Class AII9, 5.47%, 8/25/34	19,094
331,158(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.175% (1 Month USD LIBOR + 300 bps),
	2/15/43 (144A)	300,039
104,679	NFAS LLC, Series 2019-1, Class A, 4.172%,
	8/15/24 (144A)	104,031
1,500,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,525,073
1,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	1,025,357
257,611(a)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 0.955% (1 Month USD LIBOR +
	78 bps), 5/25/33	253,021
560,000(a)	NovaStar Mortgage Funding Trust, Series 2004-3,
	Class M4, 1.75% (1 Month USD LIBOR +
	158 bps), 12/25/34	549,201
665,165	Oasis LLC, Series 2020-1A, Class A, 3.82%,
	1/15/32 (144A)	667,262
904,594	Oasis LLC, Series 2020-2A, Class A, 4.262%,
	5/15/32 (144A)	906,046
45,342(b)	Orange Lake Timeshare Trust, Series 2014-AA, Class B,
	3.03%, 7/9/29 (144A)	45,322
980,512	Orange Lake Timeshare Trust, Series 2019-A, Class A,
	3.06%, 4/9/38 (144A)	1,008,871
1,143,939	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	1,100,868
1,500,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class A1L, 2.022%
	(3 Month USD LIBOR + 175 bps), 1/20/31 (144A)	1,482,464
1,700,000	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	1,705,180
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
	Class A2, 1.325% (3 Month USD LIBOR +
	105 bps), 4/15/26 (144A)	489,062
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.153% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	488,347

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 23

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	$ 1,515,538
1,000,000	PG Receivables Finance, Series 2020-1, Class A1,
	3.968%, 7/20/25 (144A)	969,375
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	969,375
1,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	2.825% (1 Month USD LIBOR + 265 bps), 8/25/25 (144A)	1,194,553
300,000	Progress Residential Trust, Series 2017-SFR1, Class B,
	3.017%, 8/17/34 (144A)	303,671
333,000	Progress Residential Trust, Series 2017-SFR1, Class D,
	3.565%, 8/17/34 (144A)	339,339
2,250,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	2,288,106
2,175,000	Progress Residential Trust, Series 2018-SFR1, Class E,
	4.38%, 3/17/35 (144A)	2,204,409
1,793,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	1,834,310
2,600,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	2,685,506
500,000	Purchasing Power Funding LLC, Series 2018-A, Class B,
	3.58%, 8/15/22 (144A)	501,358
840,500(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 2.75% (PRIME - 50 bps),
	12/27/44 (144A)	782,738
1,500,000	Republic Finance Issuance Trust, Series 2019-A, Class B,
	3.93%, 11/22/27 (144A)	1,474,383
2,000,000	Santander Drive Auto Receivables Trust, Series 2018-2,
	Class E, 5.02%, 9/15/25	2,051,631
825,000	Santander Drive Auto Receivables Trust, Series 2018-4,
	Class D, 3.98%, 12/15/25	850,735
900,000	Santander Drive Auto Receivables Trust, Series 2019-1,
	Class C, 3.42%, 4/15/25	924,359
318,000	SCF Equipment Leasing LLC, Series 2019-1A, Class A2,
	3.23%, 10/20/24 (144A)	318,522
781,496	SCF Equipment Leasing LLC, Series 2019-1A, Class E,
	5.49%, 4/20/30 (144A)	752,233
1,500,000	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	1,407,756
400,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	260,705
850,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	583,725
9,213	Sofi Consumer Loan Program LLC, Series 2017-1, Class A,
	3.28%, 1/26/26 (144A)	9,237
27,981(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.275% (1 Month USD LIBOR +
	110 bps), 10/27/36 (144A)	27,960

The accompanying notes are an integral part of these financial statements.
24 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,000,000(a)	Sound Point CLO V-R, Ltd., Series 2014-1RA, Class B,
	2.022% (3 Month USD LIBOR + 175 bps), 7/18/31 (144A)	$ 1,915,868
500,000(a)	Starwood Waypoint Homes Trust, Series 2017-1, Class B,
	1.332% (1 Month USD LIBOR + 117 bps), 1/17/35 (144A)	499,052
831(c)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35	840
66,445	Structured Receivables Finance LLC, Series 2010-B,
	Class A, 3.73%, 8/15/36 (144A)	67,643
120,140	Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
	6/15/28 (144A)	120,383
400,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.3%, 11/15/24 (144A)	410,750
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class D, 2.31%, 3/15/27 (144A)	1,377,426
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	1,215,758
164,580	TLF National Tax Lien Trust, Series 2017-1A, Class B,
	3.84%, 12/15/29 (144A)	165,910
29,758(b)	Towd Point Mortgage Trust, Series 2015-3, Class A1B,
	3.0%, 3/25/54 (144A)	29,972
60,704(b)	Towd Point Mortgage Trust, Series 2017-5, Class XA,
	3.5%, 2/25/57 (144A)	60,633
917,595(b)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
	4.0%, 10/25/58 (144A)	926,968
470,803(b)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	478,820
797,876	Towd Point Mortgage Trust, Series 2019-HY3, Class XA,
	4.5%, 10/25/59 (144A)	790,063
1,214,049(b)	Towd Point Mortgage Trust, Series 2019-SJ3, Class XA,
	4.5%, 11/25/59 (144A)	1,214,049
1,250,000	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class B, 4.29%, 3/15/22 (144A)	1,246,088
690,000	Tricon American Homes Trust, Series 2016-SFR1, Class E,
	4.878%, 11/17/33 (144A)	689,209
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.262% (1
	Month USD LIBOR + 210 bps), 10/15/34 (144A)	1,505,148
600,000	United Auto Credit Securitization Trust, Series 2018-2,
	Class F, 6.82%, 6/10/25 (144A)	607,252
500,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	506,667
1,500,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	1,405,539
2,000,000	Veros Automobile Receivables Trust, Series 2018-1,
	Class C, 4.65%, 2/15/24 (144A)	2,021,450
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	1,998,098
56,813	Welk Resorts LLC, Series 2013-AA, Class A, 3.1%,
	3/15/29 (144A)	57,156

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 25

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,637,854	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	$ 1,493,158
980,959	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	1,014,170
350,000	Westlake Automobile Receivables Trust, Series 2018-2A,
	Class E, 4.86%, 1/16/24 (144A)	362,454
2,500,000	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class D, 4.0%, 10/16/23 (144A)	2,576,252
605,000	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class E, 4.9%, 12/15/23 (144A)	624,978
1,000,000	Westlake Automobile Receivables Trust, Series 2019-2A,
	Class E, 4.02%, 4/15/25 (144A)	1,008,965
1,500,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	1,476,787
110,258	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
	3/15/26 (144A)	107,461
	TOTAL ASSET BACKED SECURITIES
	(Cost $146,137,778)	$145,055,936
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	17.2% of Net Assets
600,000(b)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class M1, 4.5%, 11/25/48 (144A)	$ 616,120
11,650(a)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
	1.015% (1 Month USD LIBOR + 84 bps), 1/25/35	11,620
71,026(a)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
	1.015% (1 Month USD LIBOR + 84 bps), 1/25/35	70,893
23,462(b)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 3.701%, 6/25/30	23,636
1,233,769(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.525%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	1,197,713
750,462(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.775%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	743,083
394,813(a)	Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 1.525%
	(1 Month USD LIBOR + 135 bps), 8/25/28 (144A)	393,124
1,255,159(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 2.025%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	1,243,668
800,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.925%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	789,557
1,000,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.875% (1
	Month USD LIBOR + 270 bps), 3/25/29 (144A)	914,440
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 2.675% (1
	Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,743,095
750,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1B, 3.583%
	(1 Month USD LIBOR + 320 bps), 8/26/30 (144A)	750,000
1,500,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 4.533%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	1,500,000

The accompanying notes are an integral part of these financial statements.
26 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,050,000(b)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class A3, 2.406%, 5/25/60 (144A)	$ 1,050,896
900,000(b)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class B1, 5.086%, 5/25/60 (144A)	896,434
2,417,152(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.0%, 10/25/68 (144A)	2,219,002
124,855	Cendant Mortgage Corp., Series 2002-2, Class A6, 6.25%,
	3/25/32 (144A)	124,855
5,717	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1,
	5.0%, 7/25/20	5,841
7,161	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
	Class A1, 7.0%, 9/25/33	7,154
2,029,338(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.325% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	1,825,527
1,885,383(a)	Connecticut Avenue Securities Trust, Series 2019-R01,
	Class 2M2, 2.625% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	1,866,476
2,030,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.825% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	1,908,162
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.825% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	1,991,399
141,487	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2002-10, Class 2A1, 7.5%, 5/25/32	148,704
2,328	CSFB Mortgage-Backed Trust, Series 2004-7, Class 6A1,
	5.25%, 10/25/19	2,382
1,314,970(b)	CSMC Trust, Series 2020-AFC1, Class A2, 2.463%,
	2/25/50 (144A)	1,329,426
1,250,000(b)	Deephaven Residential Mortgage Trust, Series 2018-3A,
	Class B1, 5.007%, 8/25/58 (144A)	1,269,395
1,056,574(b)	Deephaven Residential Mortgage Trust, Series 2018-4A,
	Class A1, 4.08%, 10/25/58 (144A)	1,065,768
1,000,000(b)	Deephaven Residential Mortgage Trust, Series 2019-3A,
	Class B1, 4.258%, 7/25/59 (144A)	951,765
750,889(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.875% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	738,641
1,064,770(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.975% (1
	Month USD LIBOR + 180 bps), 4/25/29 (144A)	1,056,324
1,000,000(b)	Ellington Financial Mortgage Trust, Series 2020-1,
	Class A3, 3.999%, 5/25/65 (144A)	1,028,260
320,176(b)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	4.129%, 7/25/43	338,688
69,276(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2315,
	Class FW, 0.712% (1 Month USD LIBOR +
	55 bps), 4/15/27	69,464

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 27

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
184,505(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2334, Class FA, 0.662% (1 Month USD LIBOR +
	50 bps), 7/15/31	$ 184,943
66,148(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2391, Class FJ, 0.662% (1 Month USD LIBOR +
	50 bps), 4/15/28	66,269
8(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2437, Class FD, 0.362% (1 Month USD LIBOR +
	20 bps), 10/15/20	8
53,870(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2439, Class F, 1.162% (1 Month USD LIBOR +
	100 bps), 3/15/32	54,886
90,128(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2470, Class AF, 1.162% (1 Month USD LIBOR +
	100 bps), 3/15/32	91,821
75,895(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2489, Class FA, 1.162% (1 Month USD LIBOR +
	100 bps), 2/15/32	77,333
118,644(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2498, Class FL, 0.732% (1 Month USD LIBOR +
	57 bps), 3/15/32	119,221
53,983(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 2916, Class NF, 0.412% (1 Month USD LIBOR +
	25 bps), 1/15/35	53,940
23,356(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3042, Class PF, 0.412% (1 Month USD LIBOR +
	25 bps), 8/15/35	23,336
15,399(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3102, Class FG, 0.462% (1 Month USD LIBOR +
	30 bps), 1/15/36	15,407
65,548(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3117, Class FE, 0.462% (1 Month USD LIBOR +
	30 bps), 2/15/36	65,524
35,746(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3173, Class FC, 0.582% (1 Month USD LIBOR +
	42 bps), 6/15/36	35,867
71,419(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3181, Class HF, 0.662% (1 Month USD LIBOR +
	50 bps), 7/15/36	72,018
24,127(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3235, Class FX, 0.482% (1 Month USD LIBOR +
	32 bps), 11/15/36	24,240
58,472(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3239, Class EF, 0.512% (1 Month USD LIBOR +
	35 bps), 11/15/36	58,617
28,279(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3239, Class FB, 0.512% (1 Month USD LIBOR +
	35 bps), 11/15/36	28,350
92,531(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3373, Class FB, 0.742% (1 Month USD LIBOR +
	58 bps), 10/15/37	93,609

The accompanying notes are an integral part of these financial statements.
28 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
139,140(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3386, Class FB, 0.537% (1 Month USD LIBOR +
	38 bps), 11/15/37	$ 139,576
28,047	Federal Home Loan Mortgage Corp. REMICS,
	Series 3416, Class BJ, 4.0%, 2/15/23	28,614
74,218(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3610, Class FA, 0.862% (1 Month USD LIBOR +
	70 bps), 12/15/39	75,104
515	Federal Home Loan Mortgage Corp. REMICS,
	Series 3722, Class AK, 1.75%, 9/15/20	515
40,907(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3745, Class FB, 0.412% (1 Month USD LIBOR +
	25 bps), 8/15/25	40,819
2,385	Federal Home Loan Mortgage Corp. REMICS,
	Series 3760, Class KH, 2.0%, 11/15/20	2,386
10,010(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3767, Class JF, 0.462% (1 Month USD LIBOR +
	30 bps), 2/15/39	10,021
21,878(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3784, Class F, 0.562% (1 Month USD LIBOR +
	40 bps), 7/15/23	21,819
81,637(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3807, Class FM, 0.662% (1 Month USD LIBOR +
	50 bps), 2/15/41	80,682
109,238(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3850, Class FC, 0.582% (1 Month USD LIBOR +
	42 bps), 4/15/41	109,638
25,795(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3868, Class FA, 0.562% (1 Month USD LIBOR +
	40 bps), 5/15/41	25,916
23,749(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3914, Class LF, 0.362% (1 Month USD LIBOR +
	20 bps), 8/15/26	23,646
19,474(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3919, Class AF, 0.512% (1 Month USD LIBOR +
	35 bps), 3/15/30	19,474
32,596	Federal Home Loan Mortgage Corp. REMICS,
	Series 3953, Class CD, 3.0%, 1/15/30	32,882
20,210(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3960, Class FB, 0.462% (1 Month USD LIBOR +
	30 bps), 2/15/30	20,200
49,634(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3970, Class GF, 0.462% (1 Month USD LIBOR +
	30 bps), 9/15/26	49,595
53,950(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 4002, Class YF, 0.712% (1 Month USD LIBOR +
	55 bps), 2/15/42	54,410
111,789	Federal Home Loan Mortgage Corp. REMICS,
	Series 4366, Class VA, 3.0%, 12/15/25	116,337

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 29

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
38,040(a)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 0.562% (1 Month USD LIBOR +
	40 bps), 5/15/36	$ 38,037
82,472(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F30, 0.462% (1 Month USD LIBOR +
	30 bps), 8/15/36	82,045
33,135(a)	Federal Home Loan Mortgage Corp. Strips, Series 244,
	Class F22, 0.512% (1 Month USD LIBOR +
	35 bps), 12/15/36	33,231
1,590,000(a)	Federal National Mortgage Association, Connecticut
	Avenue Securities, Series 2017-C05, Class 1M2B,
	2.375% (1 Month USD LIBOR + 220 bps), 1/25/30	1,564,309
464,406(a)	Federal National Mortgage Association, Connecticut
	Avenue Securities, Series 2017-C07, Class 1M2A,
	2.575% (1 Month USD LIBOR + 240 bps), 5/25/30	464,253
10,046(a)	Federal National Mortgage Association REMICS, Series
	1992-162, Class FB, 0.43% (5 Year CMT Index -
	5 bps), 9/25/22	10,000
32,645(a)	Federal National Mortgage Association REMICS, Series
	1994-40, Class FC, 0.675% (1 Month USD LIBOR +
	50 bps), 3/25/24	32,946
30,974	Federal National Mortgage Association REMICS, Series
	1999-25, Class Z, 6.0%, 6/25/29	35,488
38,795(a)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 1.075% (1 Month USD LIBOR +
	90 bps), 12/25/31	39,387
19,954(a)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 0.802% (1 Month USD LIBOR +
	65 bps), 1/18/32	20,077
101,839(a)	Federal National Mortgage Association REMICS, Series
	2002-77, Class WF, 0.552% (1 Month USD LIBOR +
	40 bps), 12/18/32	101,771
27,257(a)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 0.675% (1 Month USD LIBOR +
	50 bps), 1/25/33	27,487
56,799(a)	Federal National Mortgage Association REMICS, Series
	2003-8, Class FJ, 0.525% (1 Month USD LIBOR +
	35 bps), 2/25/33	56,712
36,195(a)	Federal National Mortgage Association REMICS, Series
	2003-42, Class JF, 0.675% (1 Month USD LIBOR +
	50 bps), 5/25/33	36,296
116,396(a)	Federal National Mortgage Association REMICS, Series
	2003-63, Class F1, 0.475% (1 Month USD LIBOR +
	30 bps), 11/25/27	116,089
51,269(a)	Federal National Mortgage Association REMICS, Series
	2004-28, Class PF, 0.575% (1 Month USD LIBOR +
	40 bps), 3/25/34	51,374
41,210(a)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 0.575% (1 Month USD LIBOR +
	40 bps), 7/25/34	41,370

The accompanying notes are an integral part of these financial statements.
30 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
57,457(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 0.475% (1 Month USD LIBOR +
	30 bps), 10/25/35	$ 57,480
62,594(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 0.485% (1 Month USD LIBOR
	+ 31 bps), 2/25/35	62,635
32,200(a)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 0.525% (1 Month USD LIBOR
	+ 35 bps), 5/25/36	32,225
64,128(a)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 0.625% (1 Month USD LIBOR
	+ 45 bps), 6/25/36	64,502
47,643(a)	Federal National Mortgage Association REMICS, Series
	2006-81, Class FA, 0.525% (1 Month USD LIBOR
	+ 35 bps), 9/25/36	47,898
19,142(a)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 0.745% (1 Month USD LIBOR +
	57 bps), 9/25/36	19,351
29,329(a)	Federal National Mortgage Association REMICS, Series
	2007-2, Class FT, 0.425% (1 Month USD LIBOR +
	25 bps), 2/25/37	29,389
63,527(a)	Federal National Mortgage Association REMICS, Series
	2007-7, Class FJ, 0.375% (1 Month USD LIBOR +
	20 bps), 2/25/37	63,271
58,465(a)	Federal National Mortgage Association REMICS, Series
	2007-9, Class FB, 0.525% (1 Month USD LIBOR +
	35 bps), 3/25/37	58,828
18,080(a)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 0.425% (1 Month USD LIBOR +
	25 bps), 3/25/37	18,019
29,738(a)	Federal National Mortgage Association REMICS, Series
	2007-14, Class F, 0.535% (1 Month USD LIBOR +
	36 bps), 3/25/37	29,816
32,056(a)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 0.575% (1 Month USD LIBOR +
	40 bps), 5/25/37	32,147
79,539(a)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 0.415% (1 Month USD LIBOR +
	24 bps), 6/25/37	79,323
87,300(a)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FV, 0.425% (1 Month USD LIBOR +
	25 bps), 6/25/37	87,158
91,972(a)	Federal National Mortgage Association REMICS, Series
	2007-86, Class FC, 0.745% (1 Month USD LIBOR +
	57 bps), 9/25/37	92,894
99,658(a)	Federal National Mortgage Association REMICS, Series
	2007-89, Class F, 0.755% (1 Month USD LIBOR +
	58 bps), 9/25/37	100,558
24,595(a)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 0.745% (1 Month USD LIBOR +
	57 bps), 9/25/37	24,833

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 31

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
13,861(a)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 0.795% (1 Month USD LIBOR +
	62 bps), 12/25/37	$ 14,025
73,684(a)	Federal National Mortgage Association REMICS, Series
	2008-53, Class FM, 1.075% (1 Month USD LIBOR +
	90 bps), 7/25/38	75,297
51,637(a)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 1.395% (1 Month USD LIBOR +
	122 bps), 10/25/38	53,308
2,596	Federal National Mortgage Association REMICS, Series
	2010-13, Class WD, 4.25%, 3/25/25	2,631
14	Federal National Mortgage Association REMICS, Series
	2010-17, Class DE, 3.5%, 6/25/21	14
6,495(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class FE, 0.725% (1 Month USD LIBOR +
	55 bps), 9/25/39	6,496
270	Federal National Mortgage Association REMICS, Series
	2010-43, Class KG, 3.0%, 1/25/21	270
31,677	Federal National Mortgage Association REMICS, Series
	2010-54, Class LC, 3.0%, 4/25/40	32,389
49,591(a)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 0.725% (1 Month USD LIBOR +
	55 bps), 5/25/40	49,721
13,753	Federal National Mortgage Association REMICS, Series
	2012-58, Class LC, 3.5%, 10/25/39	13,788
116,399	Federal National Mortgage Association REMICS, Series
	2012-67, Class HG, 1.5%, 4/25/27	117,557
313,743(a)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 2AF, 0.395% (1 Month USD LIBOR +
	22 bps), 3/25/45	312,546
83,787(b)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 3A, 3.774%, 4/25/45	91,234
82,073(b)	Federal National Mortgage Association Trust, Series
	2005-W4, Class 3A, 3.553%, 6/25/45	87,549
208,587(a)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 0.435% (1 Month USD
	LIBOR + 26 bps), 11/25/46	206,047
2,194,433(a)	Freddie Mac STACR REMIC Trust, Series 2019-HRP1,
	Class M2, 1.575% (1 Month USD LIBOR +
	140 bps), 2/25/49 (144A)	2,086,074
660,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4,
	Class M2, 3.908% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	666,292
2,940,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2,
	Class M2, 3.275% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	2,899,519
406,175(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 1.425% (1 Month USD
	LIBOR + 125 bps), 12/25/42	375,575

The accompanying notes are an integral part of these financial statements.
32 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
238,502(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2018-SPI1, Class M1, 3.722%, 2/25/48 (144A)	$ 240,601
2,740,000(b)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	2,651,360
2,669,268(b)	FWD Securitization Trust, Series 2020-INV1, Class A2,
	2.34%, 1/25/50 (144A)	2,668,755
94,432(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 0.412% (1 Month USD LIBOR +
	25 bps), 1/16/35	94,179
90,213(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 0.408% (1 Month USD LIBOR +
	25 bps), 2/20/35	89,965
61,845(a)	Government National Mortgage Association, Series
	2008-9, Class FA, 0.658% (1 Month USD LIBOR +
	50 bps), 2/20/38	62,083
41,497	Government National Mortgage Association, Series
	2012-130, Class PA, 3.0%, 4/20/41	42,487
111,364(a)	Government National Mortgage Association, Series
	2013-51, Class JF, 0.458% (1 Month USD LIBOR +
	30 bps), 8/20/40	111,127
642,179(a)	Home Re, Ltd., Series 2018-1, Class M1, 1.775%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	632,057
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 1.825%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	448,508
227,446(a)	HomeBanc Mortgage Trust, Series 2005-3, Class A1,
	0.415% (1 Month USD LIBOR + 24 bps), 7/25/35	227,347
2,500,000(b)	Homeward Opportunities Fund I Trust, Series 2019-3,
	Class M1, 3.518%, 11/25/59 (144A)	2,397,760
28,316(b)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
	Class 6A1, 3.481%, 10/25/34	27,303
486,270(b)	JP Morgan Mortgage Trust, Series 2017-4, Class A9,
	3.5%, 11/25/48 (144A)	502,167
331,420(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.675% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	322,294
373,812(a)	La Hipotecaria Panamanian Mortgage Trust, Series
	2007-1GA, Class A, 4.5% (Panamanian Mortgage
	Reference Rate - 125 bps), 12/23/36 (144A)	385,026
2,638(b)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 2.694%, 1/25/29	2,595
127,097(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 0.815% (1 Month USD LIBOR +
	64 bps), 1/25/29	124,505
1,000,000(b)	New Residential Mortgage Loan Trust, Series
	2018-NQM1, Class M1, 4.621%, 11/25/48 (144A)	1,016,922
951,678(b)	New Residential Mortgage Loan Trust, Series
	2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	969,603
433,762(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 1.725%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	431,778

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 33

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.675%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	$ 1,195,539
500,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.125%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	490,588
89,495(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.575%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	89,289
1,136,581(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.125%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,112,243
2,750,000(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.925%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	2,716,702
1,500,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1A, 1.125%
	(1 Month USD LIBOR + 95 bps), 2/25/30 (144A)	1,484,987
205	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	185
427,448(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.605%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	351,623
57,144(a)	Resimac Premier, Series 2017-1A, Class A1A, 1.113%
	(1 Month USD LIBOR + 95 bps), 9/11/48 (144A)	57,126
500,000(b)	RMF Buyout Issuance Trust, Series 2019-1, Class M2,
	2.872%, 7/25/29 (144A)	497,605
500,000(b)	RMF Buyout Issuance Trust, Series 2019-1, Class M4,
	4.23%, 7/25/29 (144A)	489,745
1,300,000(b)	RMF Buyout Issuance Trust, Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	1,285,752
2,225,811(b)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	2,217,057
2,695,265(b)	Silver Hill Trust, Series 2019-SBC1, Class A1, 3.102%,
	11/25/49 (144A)	2,740,437
1,816,078(b)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1,
	Class A1, 2.521%, 1/28/50 (144A)	1,822,791
652,943(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.825%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	620,076
2,185,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.575%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	2,061,998
13,153(a)	Structured Asset Mortgage Investments II Trust, Series
	2005-F1, Class FA, 0.672% (1 Month USD LIBOR +
	50 bps), 8/26/35	13,138
604,101(a)	Towd Point HE Trust, Series 2019-HE1, Class M1, 1.275%
	(1 Month USD LIBOR + 110 bps), 4/25/48 (144A)	594,485
788,235(b)	Verus Securitization Trust, Series 2019-INV3, Class A1B,
	3.192%, 11/25/59 (144A)	798,136
1,500,000(b)	Verus Securitization Trust, Series 2019-INV3, Class M1,
	3.279%, 11/25/59 (144A)	1,498,238
2,000,000(b)	Visio Trust, Series 2019-2, Class M1, 3.26%,
	11/25/54 (144A)	1,883,496
700,000(b)	Vista Point Securitization Trust, Series 2020-2,
	Class A3, 2.496%, 4/25/65 (144A)	699,363
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $82,637,603)	$ 80,719,087

The accompanying notes are an integral part of these financial statements.
34 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	10.4% of Net Assets
1,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
	2.412% (1 Month USD LIBOR + 225 bps), 9/15/32 (144A)	$ 1,312,343
500,000(b)	BAMLL Commercial Mortgage Securities Trust, Series
	2016-FR14, Class A, 2.817%, 2/27/48 (144A)	501,101
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust, Series
	2019-RLJ, Class C, 1.762% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	1,218,206
774,484(c)(d)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	—
1,500,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.933% (1 Month
	USD LIBOR + 177 bps), 8/15/36 (144A)	1,376,840
478,449(a)	BTH-3 Mortgage-Backed Securities Trust, Series
	2018-3, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 7/8/21	461,984
800,000(a)	BTH-13 Mortgage Backed Securities Trust, Series
	2018-13, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	794,059
600,000(a)	BTH-16 Mortgage-Backed Securities Trust, Series
	2018-16, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 8/4/21 (144A)	582,908
475,926(a)	BTH-20 Mortgage-Backed Securities Trust, Series
	2018-20, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 9/24/20 (144A)	472,232
675,000(a)	BTH-21 Mortgage-Backed Securities Trust, Series
	2018-21, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	670,051
1,000,000(a)	BTH-25 Mortgage-Backed Securities Trust, Series
	2019-25, Class A, 2.65% (1 Month USD LIBOR +
	250 bps), 2/18/21 (144A)	990,005
700,000(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class E, 1.862% (1 Month USD LIBOR + 170 bps),
	11/15/35 (144A)	695,176
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 1.548% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	935,099
133,105(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 2.016% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	124,606
850,000(a)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 1.462% (1 Month USD LIBOR +
	130 bps), 7/15/30 (144A)	799,618
995,703(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.512% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	847,013
1,975,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.883% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,668,549
250,000	COMM Mortgage Trust, Series 2012-CR4, Class AM,
	3.251%, 10/15/45	250,443
2,000,000(b)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.754%, 2/10/37 (144A)	1,690,634

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 35

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
750,000(a)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 2.062% (1 Month USD
	LIBOR + 190 bps), 1/15/34 (144A)	$ 715,502
6,457	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	6,280
2,800,000(b)	Fontainebleau Miami Beach Trust, Series 2019-FBLU,
	Class D, 4.095%, 12/10/36 (144A)	2,667,369
269,245(a)	FREMF Mortgage Trust, Series 2014-KF05, Class B,
	4.155% (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)	266,352
626,245(a)	FREMF Mortgage Trust, Series 2014-KS02, Class B,
	5.155% (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)	558,656
1,791,613(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B,
	2.105% (1 Month USD LIBOR + 195 bps), 3/25/25 (144A)	1,695,939
326,517(a)	FREMF Mortgage Trust, Series 2018-KI01, Class B,
	2.605% (1 Month USD LIBOR + 245 bps), 9/25/22 (144A)	322,869
500,000(b)	GS Mortgage Securities Corp. Trust, Series 2016-RENT,
	Class C, 4.202%, 2/10/29 (144A)	497,100
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.262% (1 Month USD LIBOR +
	110 bps), 7/15/32 (144A)	490,596
1,700,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-HART,
	Class C, 1.862% (1 Month USD LIBOR +
	170 bps), 10/15/31 (144A)	1,560,267
1,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.912% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	924,871
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.112% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	535,168
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.262% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	1,876,135
1,250,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.662% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	1,067,710
819,593(a)	HPLY Trust, Series 2019-HIT, Class C, 1.762% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	762,128
375,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2017-FL11, Class B, 1.262% (1 Month USD LIBOR +
	110 bps), 10/15/32 (144A)	356,371
750,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-PHH, Class B, 2.66% (1 Month USD LIBOR +
	116 bps), 6/15/35 (144A)	673,432
250,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class E, 2.762% (1 Month USD
	LIBOR + 260 bps), 9/15/29 (144A)	219,615
900,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class E, 2.322% (1 Month USD LIBOR +
	216 bps), 7/15/36 (144A)	839,141

The accompanying notes are an integral part of these financial statements.
36 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,043,284(a)	MMFL Re-REMIC Trust, Series 2019-1, Class A, 1.575%
	(1 Month USD LIBOR + 140 bps), 1/28/24 (144A)	$ 960,144
324,521(b)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	330,116
963,433(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class C, 1.662% (1 Month USD LIBOR +
	150 bps), 8/15/33 (144A)	895,258
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class B, 2.262% (1 Month USD LIBOR +
	210 bps), 5/15/36 (144A)	317,730
750,000(a)	Morgan Stanley Capital I Trust, Series 2019-NUGS,
	Class D, 3.3% (1 Month USD LIBOR +
	180 bps), 12/15/36 (144A)	702,671
1,123,427(a)	Motel 6 Trust, Series 2017-MTL6, Class C, 1.562%
	(1 Month USD LIBOR + 140 bps), 8/15/34 (144A)	1,087,544
426,222(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 2.525% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	399,676
1,125,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 1.962% (1 Month USD LIBOR +
	180 bps), 7/15/36 (144A)	1,091,537
84,023(a)	NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A,
	0.679% (1 Month USD LIBOR + 53 bps), 3/9/21	83,959
193,853(b)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	192,457
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.504% (1 Month USD LIBOR +
	135 bps), 11/11/34 (144A)	370,489
1,162,000(b)	UBS-Barclays Commercial Mortgage Trust, Series
	2012-C3, Class C, 5.198%, 8/10/49 (144A)	1,192,187
1,397,899(b)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class AFX, 2.61%, 2/25/50 (144A)	1,405,497
1,350,000(a)	VMC Finance LLC, Series 2018-FL2, Class B, 1.512% (1
	Month USD LIBOR + 135 bps), 10/15/35 (144A)	1,268,938
460,119(b)	WaMu Commercial Mortgage Securities Trust, Series
	2006-SL1, Class C, 3.167%, 11/23/43 (144A)	461,042
1,400,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.362% (1 Month USD LIBOR +
	120 bps), 12/15/34 (144A)	1,219,357
500,000(b)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	411,521
2,000,000(a)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4% (1
	Month USD LIBOR + 225 bps), 11/6/21 (144A)	1,970,228
2,000,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05% (1
	Month USD LIBOR + 240 bps), 1/22/23 (144A)	1,970,332
1,300,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05% (1
	Month USD LIBOR + 200 bps), 2/7/23 (144A)	1,271,567
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $52,675,542)	$ 49,028,618

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 37

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	CORPORATE BONDS — 29.4% of Net Assets
	Aerospace & Defense — 0.2%
510,000	Boeing Co., 2.3%, 8/1/21	$ 516,201
125,000	Boeing Co., 2.7%, 5/1/22	127,567
680,000	Boeing Co., 2.8%, 3/1/23	693,630
	Total Aerospace & Defense	$ 1,337,398
	Auto Manufacturers — 2.2%
830,000	American Honda Finance Corp., 1.2%, 7/8/25	$ 838,109
1,200,000	Ford Motor Credit Co. LLC, 3.087%, 1/9/23	1,192,680
450,000	General Motors Co., 5.4%, 10/2/23	499,032
1,000,000	General Motors Financial Co., Inc., 1.7%, 8/18/23	1,006,120
1,425,000	General Motors Financial Co., Inc., 3.25%, 1/5/23	1,478,908
3,515,000	Toyota Motor Credit Corp., 3.0%, 4/1/25	3,868,397
1,250,000	Volkswagen Group of America Finance LLC, 2.9%,
	5/13/22 (144A)	1,297,131
	Total Auto Manufacturers	$ 10,180,377
	Banks — 15.4%
1,630,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	$ 1,716,602
2,000,000	Bank of America Corp., 4.2%, 8/26/24	2,241,831
685,000(b)(e)	Bank of America Corp., 4.3% (3 Month USD LIBOR +
	266 bps)	677,643
3,635,000	Bank of Nova Scotia, 2.2%, 2/3/25	3,859,553
1,750,000	Banque Federative du Credit Mutuel SA, 3.75%,
	7/20/23 (144A)	1,902,463
2,500,000(b)	BNP Paribas SA, 2.819% (3 Month USD LIBOR +
	111 bps), 11/19/25 (144A)	2,663,287
2,075,000	BPCE SA, 4.5%, 3/15/25 (144A)	2,311,354
1,905,000	Capital One NA, 2.15%, 9/6/22	1,962,639
2,500,000(b)	Citigroup, Inc., 3.142% (3 Month USD LIBOR +
	72 bps), 1/24/23	2,585,139
1,270,000(b)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	1,263,650
3,600,000	Cooperatieve Rabobank UA, 2.625%, 7/22/24 (144A)	3,857,473
3,580,000	Credit Suisse Group AG, 3.574%, 1/9/23 (144A)	3,717,377
510,000	Danske Bank AS, 1.226%, 6/22/24 (144A)	515,885
1,750,000(b)	Danske Bank AS, 3.001% (3 Month USD LIBOR +
	125 bps), 9/20/22 (144A)	1,787,330
3,740,000	Federation des Caisses Desjardins du Quebec, 2.05%,
	2/10/25 (144A)	3,905,833
2,335,000	Goldman Sachs Group, Inc., 3.625%, 2/20/24	2,546,465
1,850,000(b)	JPMorgan Chase & Co., 2.301% (SOFRRATE +
	116 bps), 10/15/25	1,953,854
2,420,000(b)(e)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	2,429,075
1,230,000(b)	Lloyds Banking Group Plc, 2.858% (3 Month USD LIBOR +
	125 bps), 3/17/23	1,271,010
3,500,000	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	3,809,887

The accompanying notes are an integral part of these financial statements.
38 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Banks — (continued)
1,285,000(b)	Mizuho Financial Group, Inc., 1.241% (3 Month USD
	LIBOR + 99 bps), 7/10/24	$ 1,300,530
2,000,000(b)	Mizuho Financial Group, Inc., 2.721% (3 Month USD
	LIBOR + 84 bps), 7/16/23	2,073,849
3,350,000	Morgan Stanley, 4.0%, 7/23/25	3,834,723
1,800,000(b)	National Bank of Canada, 0.9% (1 Year CMT Index +
	77 bps), 8/15/23	1,810,856
2,500,000	NatWest Markets Plc, 2.375%, 5/21/23 (144A)	2,583,169
1,330,000	Nordea Bank Abp, 3.75%, 8/30/23 (144A)	1,440,216
2,500,000	Skandinaviska Enskilda Banken AB, 0.85%, 9/2/25 (144A)	2,498,300
2,100,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/8/25	2,145,104
3,290,000	UBS AG, 7.625%, 8/17/22	3,689,389
3,345,000	Wells Fargo & Co., 3.55%, 9/29/25	3,745,792
	Total Banks	$ 72,100,278
	Beverages — 0.1%
610,000	Suntory Holdings, Ltd., 2.25%, 10/16/24 (144A)	$ 637,985
	Total Beverages	$ 637,985
	Diversified Financial Services — 1.0%
2,500,000	Ameriprise Financial, Inc., 3.0%, 4/2/25	$ 2,737,798
834,000(b)(e)	Charles Schwab Corp., 5.375% (5 Year CMT Index +
	497 bps)	915,315
1,054,000	Nomura Holdings, Inc., 1.851%, 7/16/25	1,076,303
	Total Diversified Financial Services	$ 4,729,416
	Electric — 1.4%
980,000	Enel Finance International NV, 2.75%, 4/6/23 (144A)	$ 1,023,432
1,250,000	Enel Finance International NV, 2.875%, 5/25/22 (144A)	1,293,206
875,000	LG&E & KU Energy LLC, 4.375%, 10/1/21	902,586
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	997,476
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,409,995
	Total Electric	$ 6,626,695
	Electronics — 0.9%
765,000	Amphenol Corp., 3.125%, 9/15/21	$ 781,633
1,250,000	Flex, Ltd., 3.75%, 2/1/26	1,358,390
1,785,000	Keysight Technologies, Inc., 4.55%, 10/30/24	2,016,449
	Total Electronics	$ 4,156,472
	Insurance — 2.0%
2(a)	Ambac LSNI LLC, 6.0% (3 Month USD LIBOR + 500 bps),
	2/12/23 (144A)	$ 2
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,334,398
1,000,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)	1,097,657
980,000	Liberty Mutual Group, Inc., 5.0%, 6/1/21 (144A)	1,012,028
2,487,000	Pricoa Global Funding I, 0.8%, 9/1/25 (144A)	2,487,768

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 39

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
Insurance — (continued)
1,000,000	Principal Life Global Funding II, 1.25%, 6/23/25 (144A)	$ 1,020,714
1,800,000	Protective Life Global Funding, 1.17%, 7/15/25 (144A)	1,813,956
	Total Insurance	$ 9,766,523
Internet — 0.3%
1,115,000	Expedia Group, Inc., 4.5%, 8/15/24	$ 1,171,709
	Total Internet	$ 1,171,709
Media — 0.5%
2,000,000	Walt Disney Co., 3.35%, 3/24/25	$ 2,226,839
	Total Media	$ 2,226,839
Oil & Gas — 0.1%
525,000(a)	Phillips 66, 0.834% (3 Month USD LIBOR + 60 bps),
	2/26/21	$ 524,665
	Total Oil & Gas	$ 524,665
Pharmaceuticals — 0.6%
2,415,000	AbbVie, Inc., 2.6%, 11/21/24 (144A)	$ 2,585,363
	Total Pharmaceuticals	$ 2,585,363
Pipelines — 1.9%
1,430,000	Enbridge, Inc., 2.5%, 1/15/25	$ 1,507,681
1,740,000	Energy Transfer Operating LP, 2.9%, 5/15/25	1,788,877
450,000	Kinder Morgan Energy Partners LP, 5.0%, 10/1/21	466,410
1,145,000	Midwest Connector Capital Co. LLC, 3.9%, 4/1/24 (144A)	1,151,671
1,500,000	MPLX LP, 4.875%, 12/1/24	1,693,214
1,000,000	Phillips 66 Partners LP, 2.45%, 12/15/24	1,036,107
1,390,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,590,430
	Total Pipelines	$ 9,234,390
REITs — 0.5%
253,000	Essex Portfolio LP, 3.875%, 5/1/24	$ 277,267
1,737,000	Highwoods Realty LP, 3.625%, 1/15/23	1,807,491
	Total REITs	$ 2,084,758
Retail — 0.3%
1,475,000	Alimentation Couche-Tard, Inc., 2.7%, 7/26/22 (144A)	$ 1,522,575
	Total Retail	$ 1,522,575
Semiconductors — 0.8%
2,130,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	3.125%, 1/15/25	$ 2,285,589
1,340,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	3.625%, 1/15/24	1,447,480
	Total Semiconductors	$ 3,733,069

The accompanying notes are an integral part of these financial statements.
40 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
Telecommunications — 0.9%
1,300,000	T-Mobile USA, Inc., 3.5%, 4/15/25 (144A)	$ 1,436,398
2,490,000	Vodafone Group Plc, 3.75%, 1/16/24	2,731,088
	Total Telecommunications	$ 4,167,486
Trucking & Leasing — 0.3%
1,300,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.0%,
	7/15/25 (144A)	$ 1,460,663
	Total Trucking & Leasing	$ 1,460,663
TOTAL CORPORATE BONDS
	(Cost $133,723,458)	$ 138,246,661
INSURANCE-LINKED SECURITIES — 3.1% of
Net Assets#
Event-Linked Bonds — 1.6%
Earthquakes – California — 0.1%
250,000(a)	Ursa Re, 4.236% (3 Month USD LIBOR + 400 bps),
	12/10/20 (144A)	$ 250,200
250,000(a)	Ursa Re, 5.846% (3 Month U.S. Treasury Bill + 575 bps),
	12/10/22 (144A)	249,600
$ 499,800
Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development,
3.733% (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 249,650
Health – U.S. — 0.1%
250,000(a)	Vitality Re VIII, 1.846% (3 Month U.S. Treasury Bill +
	175 bps), 1/8/21 (144A)	$ 240,625
250,000(a)	Vitality Re X, 1.75% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	240,625
$ 481,250
Multiperil – Florida — 0.1%
250,000(a)	Sanders Re II, 5.5% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 253,525
Multiperil – U.S. — 0.5%
125,000(a)	Caelus Re V, 0.599% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	$ 120,000
250,000(a)	Caelus Re V, 3.19% (3 Month U.S. Treasury Bill +
	319 bps), 6/7/21 (144A)	241,725
500,000(a)	Kilimanjaro Re, 5.044% (3 Month USD LIBOR + 494 bps),
	5/6/22 (144A)	499,050
300,000(a)	Kilimanjaro II Re, 7.997% (6 Month USD LIBOR + 791 bps),
	4/21/22 (144A)	296,370
500,000(a)	Residential Reinsurance 2016, 4.179% (3 Month
	U.S. Treasury Bill + 408 bps), 12/6/20 (144A)	497,050
250,000(a)	Residential Reinsurance 2016, 5.699% (3 Month
	U.S. Treasury Bill + 560 bps), 12/6/20 (144A)	248,575

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 41

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
400,000(a)	Residential Reinsurance 2017, 3.369% (3 Month
	U.S. Treasury Bill + 327 bps), 6/6/21 (144A)	$ 398,080
$ 2,300,850
Multiperil – U.S. & Canada — 0.2%
250,000(a)	Hypatia, 6.849% (3 Month U.S. Treasury Bill + 675 bps),
	6/7/23 (144A)	$ 255,025
250,000(a)	Hypatia, 9.849% (3 Month U.S. Treasury Bill + 975 bps),
	6/7/23 (144A)	256,325
250,000(a)	Mona Lisa Re, 8.099% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	250,050
$ 761,400
Multiperil – U.S. Regional — 0.1%
250,000(a)	Matterhorn Re, 5.099% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	$ 249,425
Multiperil – Worldwide — 0.0%†
250,000(a)	Galilei Re, 5.924% (6 Month USD LIBOR + 588 bps),
	1/8/21 (144A)	$ 248,300
Pandemic – U.S. — 0.0%†
250,000(a)	Vitality Re XI, 1.596% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 241,250
250,000(a)	Vitality Re XI, 1.896% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	238,750
$ 480,000
Pandemic – Worldwide — 0.0%†
250,000(a)	Vita Capital VI, 3.084% (6 Month USD LIBOR + 290 bps),
	1/8/21 (144A)	$ 217,500
Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 4.05% (3 Month USD LIBOR + 405 bps),
	6/10/22 (144A)	$ 242,925
Windstorm – Japan — 0.1%
400,000(a)	Aozora Re, 3.509% (6 Month USD LIBOR + 200 bps),
	4/7/21 (144A)	$ 398,880
Windstorm – U.S. Regional — 0.3%
250,000	Matterhorn Re, 12/7/21 (144A)	$ 220,025
250,000(a)	Matterhorn Re, 6.349% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	249,400
250,000(a)	Matterhorn Re, 7.099% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	251,975
250,000(a)	Matterhorn Re, 7.599% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	248,325
250,000(a)	Matterhorn Re, 10.099% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	250,250
$ 1,219,975
	Total Event-Linked Bonds	$ 7,603,480

The accompanying notes are an integral part of these financial statements.
42 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.5%
	Earthquakes – California — 0.1%
250,000+(f)(g)	Adare Re 2020, 1/31/21	$ 259,499
	Multiperil – Massachusetts — 0.1%
250,000+(f)(g)	Denning Re 2019, 7/31/20	$ 256,803
	Multiperil – U.S. — 0.1%
250,000+(f)(g)	Dingle Re 2019, 2/1/21	$ 255,131
250,000+(f)(g)	Port Royal Re 2019, 5/31/21	250,779
		$ 505,910
	Multiperil – U.S. & Canada — 0.1%
250,000+(f)(g)	Leven Re 2020, 1/31/21	$ 250,058
	Multiperil – Worldwide — 0.1%
250,000+(f)(g)	Cypress Re 2017, 1/10/21	$ 4,550
14,000+(f)	Limestone Re 2016-1, 8/31/21	41
250,000+(f)(g)	Limestone Re 2020-1, 3/1/24	258,600
350,000+(f)(g)	Resilience Re, 4/6/21	35
250,000+(f)(g)	Resilience Re, 5/1/21	25
		$ 263,251
	Windstorm – Florida — 0.0%†
250,000+(f)(g)	Portrush Re 2017, 6/15/21	$ 159,525
	Windstorm – U.S. Regional — 0.0%†
250,000+(f)(g)	Oakmont Re 2017, 4/30/21	$ 7,350
	Total Collateralized Reinsurance	$ 1,702,396
	Industry Loss Warranties — 0.0%†
	Multiperil – U.S. — 0.0%†
250,000+(f)(g)	Scotscraig Re 2020, 1/31/21	$ 245,233
	Total Industry Loss Warranties	$ 245,233
	Reinsurance Sidecars — 1.0%
	Multiperil – U.S. — 0.1%
250,000+(f)(g)	Carnoustie Re 2017, 12/31/17	$ 32,950
250,000+(f)(g)	Castle Stuart Re 2018, 12/1/21	63,612
250,000+(g)(h)	Harambee Re 2018, 12/31/21	9,000
250,000+(h)	Harambee Re 2019, 12/31/22	5,800
250,000+(g)(h)	Harambee Re 2020, 12/31/23	265,950
		$ 377,312
	Multiperil – Worldwide — 0.9%
3,037+(f)	Alturas Re 2019-2, 3/10/22	$ 16,206
246,000+(f)(g)	Alturas Re 2020-2, 12/20/19	266,319
100,000+(f)(g)	Arlington Re 2015, 2/1/21	4,860
300,000+(f)(g)	Bantry Re 2016, 3/31/21	24,180
250,000+(f)(g)	Bantry Re 2017, 3/31/21	59,025

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 43

Schedule of Investments | 8/31/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
300,000+(f)(g)	Berwick Re 2017-1, 2/1/21	$ 9,930
601,682+(f)(g)	Berwick Re 2018-1, 12/31/21	73,225
429,864+(f)(g)	Berwick Re 2019-1, 12/31/22	455,656
250,000+(h)	Blue Lotus Re 2018, 12/31/21	15,550
12,500+(f)	Eden Re II, 3/22/22 (144A)	8,123
22,275+(f)	Eden Re II, 3/22/22 (144A)	13,935
2,500+(f)(g)	Eden Re II, 3/22/23 (144A)	20,880
500,000+(f)(g)	Eden Re II, 3/22/24 (144A)	541,000
300,000+(f)(g)	Gleneagles Re 2016, 11/30/20	9,360
264,623+(f)(g)	Gullane Re 2018, 12/31/21	264,623
250,000+(f)(g)	Lion Rock Re 2020, 1/31/21	273,800
250,000+(g)(h)	Lorenz Re 2018, 7/1/21	6,850
128,615+(g)(h)	Lorenz Re 2019, 6/30/22	12,437
500,000+(f)	Pangaea Re 2016-2, 11/30/20	892
400,000+(f)(g)	Pangaea Re 2017-3, 5/31/22	15,022
500,000+(f)(g)	Pangaea Re 2018-1, 12/31/21	10,527
250,000+(f)(g)	Pangaea Re 2018-3, 7/1/22	5,186
409,624+(f)(g)	Pangaea Re 2019-1, 2/1/23	8,535
183,828+(f)(g)	Pangaea Re 2019-3, 7/1/23	184,926
405,323+(f)(g)	Pangaea Re 2020-1, 2/1/24	426,681
150,000+(f)(g)	Sector Re V, 12/1/23 (144A)	50,078
100,000+(f)(g)	Sector Re V, 12/1/24 (144A)	99,955
300,000+(f)(g)	St. Andrews Re 2017-1, 2/1/21	20,340
347,597+(f)(g)	St. Andrews Re 2017-4, 6/1/21	34,204
257,836+(f)(g)	Sussex Re 2020-1, 12/31/22	270,470
250,000+(g)(h)	Thopas Re 2018, 12/31/21	—
250,000+(g)(h)	Thopas Re 2019, 12/31/22	37,300
500,000+(g)(h)	Thopas Re 2020, 12/31/23	535,900
450,000+(f)(g)	Versutus Re 2017, 11/30/21	—
250,000+(f)(g)	Versutus Re 2018, 12/31/21	—
220,637+(f)	Versutus Re 2019-A, 12/31/21	10,745
29,363+(f)	Versutus Re 2019-B, 12/31/21	1,430
500,000+(g)(h)	Viribus Re 2020, 12/31/23	518,500
		$ 4,306,650
	Total Reinsurance Sidecars	$ 4,683,962
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $14,363,813)	$ 14,235,071

The accompanying notes are an integral part of these financial statements.
44 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.1% of Net Assets*(a)
Aerospace & Defense — 0.0%†
247,500	MRO Holdings, Inc., Initial Term Loan, 5.308% (LIBOR +
	500 bps), 6/4/26	$ 182,145
	Total Aerospace & Defense	$ 182,145
Automobile — 0.3%
357,621	American Axle & Manufacturing, Inc., Tranche B Term
	Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 349,518
383,175	Navistar, Inc., Tranche B Term Loan, 3.66% (LIBOR +
	350 bps), 11/6/24	375,320
351,179	TI Group Automotive Systems LLC, Initial US Term Loan,
	3.25% (LIBOR + 250 bps), 6/30/22	345,034
	Total Automobile	$ 1,069,872
Beverage, Food & Tobacco — 0.1%
435,188	Darling Ingredients, Inc. (fka Darling International, Inc.),
	Term B Loan, 2.16% (LIBOR + 200 bps), 12/18/24	$ 434,045
	Total Beverage, Food & Tobacco	$ 434,045
Broadcasting & Entertainment — 0.1%
415,426	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.41% (LIBOR + 225 bps), 1/3/24	$ 406,182
	Total Broadcasting & Entertainment	$ 406,182
Buildings & Real Estate — 0.1%
320,335	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.072%
	(LIBOR + 500 bps), 9/29/23	$ 277,010
	Total Buildings & Real Estate	$ 277,010
Chemicals, Plastics & Rubber — 0.3%
193,612	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 2.058% (LIBOR + 175 bps), 6/1/24	$ 189,117
495,000	Berry Global, Inc. (fka Berry Plastics Corp.), Term
	Loan Y, 2.155% (LIBOR + 200 bps), 7/1/26	481,944
317,230	Element Solutions, Inc. (Macdermid, Inc.), Tranche
	B-1 Term Loan, 2.156% (LIBOR + 200 bps), 1/31/26	311,381
379,447	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	3.219% (LIBOR + 300 bps), 9/23/24	372,502
	Total Chemicals, Plastics & Rubber	$ 1,354,944
Computers & Electronics — 0.0%†
91,832	ON Semiconductor Corp., 2019 New Replacement
	Term B-4 Loan, 2.156% (LIBOR + 200 bps), 9/19/26	$ 90,672
	Total Computers & Electronics	$ 90,672

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 45

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
Diversified & Conglomerate Manufacturing — 0.1%
296,471	Delos Finance S.a.r.l., New Term Loan, 2.058%
	(LIBOR + 175 bps), 10/6/23	$ 289,430
	Total Diversified & Conglomerate Manufacturing	$ 289,430
Diversified & Conglomerate Service — 0.2%
376,257	Bright Horizons Family Solutions LLC (fka Bright
Horizons Family Solutions, Inc.), Term B Loan, 2.5%
	(LIBOR + 175 bps/PRIME + 75 bps), 11/7/23	$ 367,180
110,318	Intrado Corp., Initial Term B Loan, 5.0% (LIBOR +
	400 bps), 10/10/24	98,850
267,201	Outfront Media Capital LLC (Outfront Media Capital
Corp.), Extended Term Loan, 1.912% (LIBOR +
	175 bps), 11/18/26	259,686
	Total Diversified & Conglomerate Service	$ 725,716
Electric & Electrical — 0.1%
261,538	Dell International LLC (EMC Corp.), Refinancing
	Term B-1 Loan, 2.75% (LIBOR + 200 bps), 9/19/25	$ 260,051
	Total Electric & Electrical	$ 260,051
Electronics — 0.0%†
58	Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan,
	9.0% (PRIME + 575 bps), 4/28/21	$ 38
221,600	Scientific Games International, Inc., Initial Term B-5
	Loan, 3.472% (LIBOR + 275 bps), 8/14/24	207,789
239,172	Verint Systems, Inc., Refinancing Term Loan, 2.156%
	(LIBOR + 200 bps), 6/28/24	238,873
	Total Electronics	$ 446,700
Healthcare — 0.2%
394,473	Gentiva Health Services, Inc., First Lien Term B Loan,
	3.438% (LIBOR + 325 bps), 7/2/25	$ 392,008
247,506	Phoenix Guarantor, Inc. (aka Brightspring), First Lien
Tranche B-1 Term Loan, 3.412% (LIBOR +
	325 bps), 3/5/26	243,670
	Total Healthcare	$ 635,678
Healthcare & Pharmaceuticals — 0.2%
232,800	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term
	Loan, 5.0% (LIBOR + 425 bps), 4/29/24	$ 225,292
94,540	Prestige Brands, Inc., Term B-4 Loan, 2.156% (LIBOR +
	200 bps), 1/26/24	94,034
269,325	Sotera Health Holdings LLC, First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 12/11/26	269,258
	Total Healthcare & Pharmaceuticals	$ 588,584
Healthcare, Education & Childcare — 0.0%†
171,251	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), Initial Term Loan, 3.183%
	(LIBOR + 300 bps), 6/2/25	$ 168,709
	Total Healthcare, Education & Childcare	$ 168,709

The accompanying notes are an integral part of these financial statements.
46 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
Hotel, Gaming & Leisure — 0.1%
431,262	1011778 B.C. Unlimited Liability Co. (New Red
Finance, Inc.) (aka Burger King/Tim Hortons),
	Term B-4 Loan, 1.906% (LIBOR + 175 bps), 11/19/26	$ 416,014
247,249	Hilton Worldwide Finance LLC, Refinanced Series B-2
	Term Loan, 1.925% (LIBOR + 175 bps), 6/22/26	238,626
	Total Hotel, Gaming & Leisure	$ 654,640
Leasing — 0.0%†
138,637	Fly Funding II S.a.r.l., Replacement Loan, 1.99%
	(LIBOR + 175 bps), 8/11/25	$ 125,293
	Total Leasing	$ 125,293
Machinery — 0.1%
163,634	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR + 575 bps),
	10/19/22	$ 161,650
246,875	Terex Corp., 2019 U.S. Term Loan Commitments, 3.5%
	(LIBOR + 275 bps), 1/31/24	243,172
244,313	Terex Corp., Incremental U.S. Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	237,900
	Total Machinery	$ 642,722
Media — 0.1%
496,256	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
September 2019 Initial Term Loan, 2.658% (LIBOR +
	250 bps), 4/15/27	$ 481,679
	Total Media	$ 481,679
Metals & Mining — 0.0%†
48,313	BWay Holding Co., Initial Term Loan, 3.523% (LIBOR +
	325 bps), 4/3/24	$ 45,968
119,447	TMS International Corp. (aka Tube City IMS Corp.),
	Term B-2 Loan, 3.75% (LIBOR + 275 bps), 8/14/24	115,864
	Total Metals & Mining	$ 161,832
Oil & Gas — 0.1%
443,250	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
	Initial Term Loan, 3.406% (LIBOR + 325 bps), 9/29/25	$ 428,290
	Total Oil & Gas	$ 428,290
Printing & Publishing — 0.0%†
80,319	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.656% (Libor + 250 bps), 11/8/24	$ 77,324
	Total Printing & Publishing	$ 77,324
Professional & Business Services — 0.3%
1,000,000	Elanco Animal Health, Inc., Term Loan, 1.906% (LIBOR +
	175 bps), 8/1/27	$ 981,696
445,466	Lamar Media Corp., Term B Loan, 1.649% (LIBOR +
	150 bps), 2/5/27	441,916

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 47

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
Professional & Business Services — (continued)
247,500	MYOB US Borrower LLC, First Lien Initial U.S. Term
	Loan, 4.156% (LIBOR + 400 bps), 5/6/26	$ 236,053
	Total Professional & Business Services	$ 1,659,665
Retail — 0.1%
381,047	CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.),
	Term Loan, 1.91% (LIBOR + 175 bps), 10/13/26	$ 380,731
113,563	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.751% (LIBOR + 450 bps), 9/12/24	101,284
	Total Retail	$ 482,015
Securities & Trusts — 0.0%†
228,751	KSBR Holding Corp., Initial Term Loan, 4.244% (LIBOR +
	325 bps), 4/15/26	$ 228,179
	Total Securities & Trusts	$ 228,179
Telecommunications — 0.3%
273,625	CenturyLink, Inc., Term B Loan, 2.406% (LIBOR +
	225 bps), 3/15/27	$ 265,117
270,889	Ciena Corp., Refinancing Term Loan, 1.908% (LIBOR +
	175 bps), 9/26/25	269,407
208,425	Commscope, Inc., Initial Term Loan, 3.406% (LIBOR +
	325 bps), 4/6/26	204,859
296,236	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
Tranche B-2 Term Loan, 1.906% (LIBOR +
	175 bps), 2/15/24	290,973
151,798	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.906% (LIBOR + 175 bps), 3/1/27	147,433
235,662	Virgin Media Bristol LLC, N Facility, 2.662% (LIBOR +
	250 bps), 1/31/28	230,081
	Total Telecommunications	$ 1,407,870
Utilities — 0.3%
492,153	APLP Holdings, Ltd. Partnership, Term Loan, 3.5%
	(LIBOR + 250 bps), 4/14/25	$ 486,847
369,463	Eastern Power LLC (Eastern Covert Midco LLC)
(aka TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	367,517
494,975	Edgewater Generation LLC, Term Loan, 3.906% (LIBOR +
	375 bps), 12/13/25	479,065
	Total Utilities	$ 1,333,429
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $14,967,083)	$ 14,612,676
U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
4.4% of Net Assets
12,604(a)	Fannie Mae, 2.763% (2 Month USD LIBOR +
	174 bps), 7/1/36	$ 13,125
1,532(a)	Fannie Mae, 3.719% (1 Year CMT Index +
	221 bps), 4/1/29	1,545

The accompanying notes are an integral part of these financial statements.
48 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
373(a)	Fannie Mae, 3.812% (1 Year CMT Index +
	212 bps), 11/1/25	$ 376
2,049(a)	Fannie Mae, 3.963% (1 Year CMT Index +
	246 bps), 4/1/28	2,039
36,534(a)	Fannie Mae, 4.115% (11th District Cost of Funds Index +
	193 bps), 12/1/36	38,281
3,670(a)	Fannie Mae, 4.155% (1 Year CMT Index +
	216 bps), 10/1/29	3,684
15,167(a)	Fannie Mae, 4.286% (1 Year CMT Index +
	232 bps), 12/1/28	15,163
324(a)	Fannie Mae, 4.456% (6 Month USD LIBOR +
	285 bps), 2/1/33	323
11,932	Fannie Mae, 5.5%, 12/1/35	13,888
90,612	Fannie Mae, 5.5%, 8/1/37	106,666
13,170	Fannie Mae, 6.0%, 2/1/34	14,669
8,345	Fannie Mae, 6.0%, 4/1/38	9,803
105,579	Fannie Mae, 6.5%, 4/1/29	118,169
2,327	Fannie Mae, 6.5%, 7/1/32	2,674
9,740	Fannie Mae, 7.0%, 1/1/36	11,545
12,352(a)	Federal Home Loan Mortgage Corp., 2.533% (2 Month
	USD LIBOR + 191 bps), 8/1/31	12,278
1,029(a)	Federal Home Loan Mortgage Corp., 3.791% (1 Year
	CMT Index + 236 bps), 1/1/28	1,033
4,968(a)	Federal Home Loan Mortgage Corp., 4.037% (6 Month
	USD LIBOR + 229 bps), 4/1/25	5,031
2,506(a)	Federal Home Loan Mortgage Corp., 4.082% (1 Year
	CMT Index + 225 bps), 11/1/31	2,630
28,853	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	32,567
21,882	Government National Mortgage Association I,
	6.0%, 12/15/31	24,760
52,657	Government National Mortgage Association I,
	6.0%, 11/15/36	62,859
10,691	Government National Mortgage Association I,
	6.5%, 5/15/31	12,782
6,002	Government National Mortgage Association I,
	6.5%, 7/15/35	6,618
16,328	Government National Mortgage Association I,
	6.5%, 10/15/37	18,818
10,013	Government National Mortgage Association I,
	7.5%, 10/15/36	10,334
8,035,000	U.S. Treasury Note, 1.625%, 8/31/22	8,273,853
1,120,000	U.S. Treasury Note, 1.75%, 5/31/22	1,151,281
7,987,400	U.S. Treasury Note, 1.875%, 8/31/22	8,264,463
1,120,000	U.S. Treasury Note, 2.125%, 5/15/22	1,157,625
1,120,000	U.S. Treasury Note, 2.25%, 4/15/22	1,158,063
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $20,542,519)	$ 20,546,945

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 49

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	TEMPORARY CASH INVESTMENTS — 2.1%
	of Net Assets
	REPURCHASE AGREEMENTS — 2.1%
3,350,000	$3,350,000 Merrill Lynch, Pierce, Fenner & Smith, 0.09%,
	dated 8/31/20 plus accrued interest on 9/1/20,
	collateralized by $3,417,000 Government
	National Mortgage Association, 3.0%, 6/20/50.	$ 3,350,000
3,350,000	$3,350,000 RBC Capital Markets LLC, 0.09%, dated
	8/31/20 plus accrued interest on 9/1/20 collateralized
	by the following:
	$2,218,906 Federal National Mortgage Association,
	3.5%, 5/1/50,
	$1,198,103 Government National Mortgage
	Association, 3.0-4.0%, 8/20/50.	3,350,000
1,675,000	$1,675,000 TD Securities USA LLC, 0.07%, dated
	8/31/20 plus accrued interest on 9/1/20 collateralized
	by $1,708,566 U.S. Treasury Notes, 2.88%, 8/15/28.	1,675,000
1,675,000	$1,675,000 TD Securities USA LLC, 0.09%, dated
	8/31/20 plus accrued interest on 9/1/20 collateralized
	by $1,708,566 U.S. Treasury Notes, 2.88%, 8/15/28.	1,675,000
		$ 10,050,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $10,050,000)	$ 10,050,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.6%
	(Cost $475,097,796)	$472,494,994
	OTHER ASSETS AND LIABILITIES — (0.6)%	$ (2,935,949)
	NET ASSETS — 100.0%	$469,559,045

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
Strips	Separate trading of Registered interest and principal of securities.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2020, the value of these securities amounted to $319,055,165, or 67.9% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2020.

The accompanying notes are an integral part of these financial statements.
50 Pioneer Short Term Income Fund | Annual Report | 8/31/20

+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at August 31, 2020.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2020.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at August 31, 2020.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as participation notes.
(g)	Non-income producing security.
(h)	Issued as preference shares.
#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Adare Re 2020	12/30/19	$251,125	$ 259,499
Alturas Re 2019-2	12/19/18	3,037	16,206
Alturas Re 2020-2	1/1/20	246,000	266,319
Aozora Re	3/20/17	400,000	398,880
Arlington Re 2015	6/1/15	—	4,860
Bantry Re 2016	2/6/19	24,180	24,180
Bantry Re 2017	2/6/19	59,031	59,025
Berwick Re 2017-1	1/5/17	9,949	9,930
Berwick Re 2018-1	1/29/18	114,630	73,225
Berwick Re 2019-1	12/31/18	429,864	455,656
Blue Lotus Re 2018	12/20/17	—	15,550
Caelus Re V	4/27/17	125,000	120,000
Caelus Re V	5/4/18	250,000	241,725
Carnoustie Re 2017	1/5/17	59,439	32,950
Castle Stuart Re 2018	12/20/17	102,762	63,612
Cypress Re 2017	1/24/17	840	4,550
Denning Re 2019	8/8/19	245,155	256,803
Dingle Re 2019	3/4/19	227,973	255,131
Eden Re II	12/15/17	747	8,123
Eden Re II	1/23/18	515	13,935
Eden Re II	1/22/19	2,500	20,880
Eden Re II	12/16/19	500,000	541,000
Galilei Re	1/4/17	250,000	248,300
Gleneagles Re 2016	1/14/16	—	9,360
Gullane Re 2018	3/26/18	252,169	264,623
Harambee Re 2018	12/19/17	25,307	9,000
Harambee Re 2019	12/20/18	—	5,800
Harambee Re 2020	2/27/20	250,000	265,950
Hypatia Ltd.	7/10/20	250,000	255,025
Hypatia Ltd.	7/10/20	250,000	256,325
Integrity Re	12/4/19	248,712	242,925
International Bank for Reconstruction &
Development	2/28/20	250,000	249,650
Kilimanjaro Re	4/18/18	498,018	499,050

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 51

Schedule of Investments | 8/31/20 (continued)

	Acquisition
Restricted Securities	date	Cost	Value
Kilimanjaro II Re	4/6/17	$300,000	$ 296,370
Leven Re 2020	1/29/20	240,775	250,058
Limestone Re 2016-1	12/15/16	1,155	41
Limestone Re 2020-1	12/27/19	250,000	258,600
Lion Rock Re 2020	12/30/19	250,000	273,800
Lorenz Re 2018	8/21/18	68,342	6,850
Lorenz Re 2019	7/10/19	41,838	12,437
Matterhorn Re	12/20/19	250,000	248,325
Matterhorn Re	1/29/20	250,000	249,400
Matterhorn Re	1/29/20	250,000	249,425
Matterhorn Re	4/30/20	250,000	251,975
Matterhorn Re	6/25/20	219,477	220,025
Matterhorn Re	6/25/20	250,000	250,250
Mona Lisa Re	12/30/19	250,000	250,050
Oakmont Re 2017	5/10/17	—	7,350
Pangaea Re 2016-2	5/31/16	—	892
Pangaea Re 2017-3	6/5/17	68,046	15,022
Pangaea Re 2018-1	12/26/17	71,503	10,527
Pangaea Re 2018-3	6/27/18	60,216	5,186
Pangaea Re 2019-1	1/9/19	4,301	8,535
Pangaea Re 2019-3	7/25/19	183,828	184,926
Pangaea Re 2020-1	1/21/20	405,323	426,681
Port Royal Re 2019	5/20/19	230,164	250,779
Portrush Re 2017	6/12/17	191,747	159,525
Residential Reinsurance 2016	11/3/16	500,000	497,050
Residential Reinsurance 2016	6/12/20	243,204	248,575
Residential Reinsurance 2017	4/19/17	400,000	398,080
Resilience Re	2/8/17	124	25
Resilience Re	4/13/17	1,144	35
Sanders Re II	5/20/20	250,000	253,525
Scotscraig Re 2020	1/29/20	225,719	245,233
Sector Re V	12/4/18	81,971	50,078
Sector Re V	1/1/20	100,000	99,955
St. Andrews Re 2017-1	1/5/17	20,324	20,340
St. Andrews Re 2017-4	3/31/17	—	34,204
Sussex Re 2020-1	1/21/20	257,836	270,470
Thopas Re 2018	12/12/17	40,037	—
Thopas Re 2019	12/21/18	42,624	37,300
Thopas Re 2020	12/30/19	500,000	535,900
Ursa Re	11/21/17	250,000	250,200
Ursa Re	11/20/19	250,000	249,600
Versutus Re 2017	1/5/17	29,808	—
Versutus Re 2018	1/31/18	8,490	—
Versutus Re 2019-A	1/28/19	—	10,745
Versutus Re 2019-B	12/24/18	—	1,430
Viribus Re 2020	12/30/19	500,000	518,500
Vita Capital VI	2/12/20	249,627	217,500
Vitality Re VIII	2/13/20	249,486	240,625
Vitality Re X	2/3/20	249,751	240,625
Vitality Re XI	1/23/20	250,000	238,750
Vitality Re XI	1/23/20	250,000	241,250
Total Restricted Securities			$14,235,071
% of Net assets			3.1%

The accompanying notes are an integral part of these financial statements.
52 Pioneer Short Term Income Fund | Annual Report | 8/31/20

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	Appreciation
616	U.S. 2 Year	12/31/20	$136,058,930	$136,102,312	$43,382
	Note (CBT)

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	(Depreciation)
717	U.S. 5 Year	12/31/20	$90,283,617	$90,364,406	$(80,789)
	Note (CBT)
31	U.S. 10 Year	12/21/20	4,313,922	4,316,750	(2,828)
	Note (CBT)
			$94,597,539	$94,681,156	$(83,617)
TOTAL FUTURES CONTRACTS			$41,461,391	$41,421,156	$(40,235)

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$145,420,148	$143,681,993
Other Long-Term Securities	$452,268,211	$450,675,537

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2020, the Fund engaged in purchases of $2,476,680 and sales of $18,434,377 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(793,415).
At August 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $476,127,745 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$6,848,982
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(10,521,968)
Net unrealized depreciation	$(3,672,986)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 53

Schedule of Investments | 8/31/20 (continued)
The following is a summary of the inputs used as of August 31, 2020, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$145,055,936	$—	$145,055,936
Collateralized Mortgage
Obligations	—	80,719,087	—	80,719,087
Commercial Mortgage-
Backed Securities	—	49,028,618	—	49,028,618
Corporate Bonds	—	138,246,661	—	138,246,661
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	259,499	259,499
Multiperil – Massachusetts	—	—	256,803	256,803
Multiperil – U.S.	—	—	505,910	505,910
Multiperil – U.S. & Canada	—	—	250,058	250,058
Multiperil – Worldwide	—	—	263,251	263,251
Windstorm – Florida	—	—	159,525	159,525
Windstorm – U.S. Regional	—	—	7,350	7,350
Industry Loss Warranties
Multiperil – U.S.	—	—	245,233	245,233
Reinsurance Sidecars
Multiperil – U.S.	—	—	377,312	377,312
Multiperil – Worldwide	—	—	4,306,650	4,306,650
All Other Insurance-Linked
Securities	—	7,603,480	—	7,603,480
Senior Secured Floating Rate
Loan Interests	—	14,612,676	—	14,612,676
U.S. Government and
Agency Obligations	—	20,546,945	—	20,546,945
Repurchase Agreements	—	10,050,000	—	10,050,000
Total Investments
in Securities	$—	$465,863,403	$6,631,591	$472,494,994
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(40,235)	$—	$—	$(40,235)
Total Other
Financial Instruments	$(40,235)	$—	$—	$(40,235)

The accompanying notes are an integral part of these financial statements.
54 Pioneer Short Term Income Fund | Annual Report | 8/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 8/31/19	$5,944,806
Realized gain (loss)(1)	(335,021)
Changed in unrealized appreciation (depreciation)(2)	352,874
Accrued discounts/premiums	—
Purchases	3,976,901
Sales	(3,307,969)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 8/31/20	$6,631,591

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended August 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at August 31, 2020:	$120,391

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 55

Statement of Assets and Liabilities | 8/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $475,097,796)	$472,494,994
Cash	3,202,293
Futures collateral	410,086
Due from broker for futures	336,985
Receivables —
Investment securities sold	24,539
Fund shares sold	798,226
Interest	1,522,629
Due from the Adviser	91,386
Other assets	49,738
Total assets	$478,930,876
LIABILITIES:
Payables —
Investment securities purchased	$7,786,217
Fund shares repurchased	955,565
Distributions	146,861
Trustees' fees	4,652
Variation margin for futures contracts	28,008
Net unrealized depreciation on futures contracts	40,235
Due to affiliates	70,375
Accrued expenses	339,918
Total liabilities	$9,371,831
NET ASSETS:
Paid-in capital	$512,672,056
Distributable earnings (loss)	(43,113,011)
Net assets	$469,559,045
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $146,659,069/15,918,612 shares)	$9.21
Class C (based on $31,557,039/3,418,376 shares)	$9.23
Class C2 (based on $1,435,701/155,411 shares)	$9.24
Class K (based on $3,408,285/367,738 shares)	$9.27
Class Y (based on $286,498,951/31,041,194 shares)	$9.23

The accompanying notes are an integral part of these financial statements.
56 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Statement of Operations
FOR THE YEAR ENDED 8/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$17,880,811
Dividends from unaffiliated issuers	203,844
Total investment income		$18,084,655
EXPENSES:
Management fees	$1,942,452
Administrative expense	178,211
Transfer agent fees
Class A	256,262
Class C	20,677
Class C2	809
Class K	151
Class Y	364,832
Distribution fees
Class A	324,863
Class C	164,544
Class C2	6,451
Shareowner communications expense	33,661
Custodian fees	91,213
Registration fees	142,778
Professional fees	89,477
Printing expense	47,134
Pricing fees	113,023
Trustees’ fees	27,453
Insurance expense	6,277
Miscellaneous	19,921
Total expenses		$3,830,189
Less fees waived and expenses reimbursed by the Adviser		(500,518)
Net expenses		$3,329,671
Net investment income		$14,754,984
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(19,097,298)
Futures contracts	(1,680,483)	$(20,777,781)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(6,439,096)
Futures contracts	(81,181)	$(6,520,277)
Net realized and unrealized gain (loss) on investments		$(27,298,058)
Net decrease in net assets resulting from operations		$(12,543,074)

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 57

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/20	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$14,754,984	$14,329,841
Net realized gain (loss) on investments	(20,777,781)	(309,506)
Change in net unrealized appreciation (depreciation)
on investments	(6,520,277)	7,295,933
Net increase (decrease) in net assets resulting
from operations	$(12,543,074)	$21,316,268
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.25 and $0.29 per share, respectively)	$(4,392,719)	$(4,562,979)
Class C ($0.23 and $0.26 per share, respectively)	(812,488)	(969,718)
Class C2 ($0.23 and $0.27 per share, respectively)	(31,097)	(36,548)
Class K ($0.28 and $0.32 per share, respectively)	(324,069)	(417,515)
Class Y ($0.28 and $0.31 per share, respectively)	(10,599,602)	(8,932,282)
Total distributions to shareowners	$(16,159,975)	$(14,919,042)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$464,617,323	$278,570,758
Reinvestment of distributions	12,657,337	11,226,791
Cost of shares repurchased	(506,784,270)	(231,635,936)
Net increase (decrease) in net assets resulting from
Fund share transactions	$(29,509,610)	$58,161,613
Net increase (decrease) in net assets	$(58,212,659)	$64,558,839
NET ASSETS:
Beginning of year	$527,771,704	$463,212,865
End of year	$469,559,045	$527,771,704

The accompanying notes are an integral part of these financial statements.
58 Pioneer Short Term Income Fund | Annual Report | 8/31/20

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/20	8/31/20	8/31/19	8/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,482,387	$117,051,904	10,234,600	$96,562,420
Reinvestment of distributions	452,026	4,175,627	416,419	3,926,837
Less shares repurchased	(15,556,698)	(143,380,168)	(6,402,430)	(60,225,067)
Net increase/ (decrease)	(2,622,285)	$(22,152,637)	4,248,589	$40,264,190
Class C
Shares sold	1,723,794	$15,827,056	1,389,339	$13,045,877
Reinvestment of distributions	87,073	803,264	99,828	939,837
Less shares repurchased	(1,849,063)	(16,896,876)	(4,249,518)	(39,906,267)
Net decrease	(38,196)	$(266,556)	(2,760,351)	$(25,920,553)
Class C2
Shares sold	112,271	$1,033,670	7,078	$67,056
Reinvestment of distributions	1,209	11,186	1,851	17,419
Less shares repurchased	(81,331)	(747,097)	(61,283)	(575,464)
Net increase/ (decrease)	32,149	$297,759	(52,354)	$(490,989)
Class K
Shares sold	134,084	$1,234,666	644,091	$6,053,817
Reinvestment of distributions	8,140	75,590	7,832	74,049
Less shares repurchased	(1,289,214)	(11,308,155)	(216,959)	(2,046,478)
Net increase/ (decrease)	(1,146,990)	$(9,997,899)	434,964	$4,081,388
Class Y
Shares sold	35,422,520	$329,470,027	17,300,086	$162,841,588
Reinvestment of distributions	822,631	7,591,670	665,683	6,268,649
Less shares repurchased	(37,026,267)	(334,451,974)	(13,704,981)	(128,882,660)
Net increase/ (decrease)	(781,116)	$2,609,723	4,260,788	$40,227,577

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 59

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$9.52	$9.40	$9.54	$9.56	$9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23	$0.27	$0.18	$0.16	$0.13
Net realized and unrealized gain (loss) on investments	(0.29)	0.14	(0.12)	0.01	0.01
Net increase (decrease) from investment operations	$(0.06)	$0.41	$0.06	$0.17	$0.14
Distributions to shareowners:
Net investment income	$(0.25)	$(0.29)	$(0.20)	$(0.19)	$(0.15)
Net increase (decrease) in net asset value	$(0.31)	$0.12	$(0.14)	$(0.02)	$(0.01)
Net asset value, end of period	$9.21	$9.52	$9.40	$9.54	$9.56
Total return (b)	(0.61)%	4.39%	0.68%	1.82%	1.50%
Ratio of net expenses to average net assets	0.82%	0.82%	0.88%	0.84%	0.79%
Ratio of net investment income (loss) to average net assets	2.44%	2.87%	1.90%	1.64%	1.41%
Portfolio turnover rate	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$146,659	$176,601	$134,382	$162,375	$179,870
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%	0.86%	0.88%	0.84%	0.79%
Net investment income (loss) to average net assets	2.41%	2.83%	1.90%	1.64%	1.41%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
60 Pioneer Short Term Income Fund | Annual Report | 8/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$9.52	$9.39	$9.53	$9.54	$9.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20	$0.25	$0.16	$0.14	$0.11
Net realized and unrealized gain (loss) on investments	(0.26)	0.14	(0.12)	0.02	0.01
Net increase (decrease) from investment operations	$(0.06)	$0.39	$0.04	$0.16	$0.12
Distributions to shareowners:
Net investment income	$(0.23)	$(0.26)	$(0.18)	$(0.17)	$(0.13)
Net increase (decrease) in net asset value	$(0.29)	$0.13	$(0.14)	$(0.01)	$(0.01)
Net asset value, end of period	$9.23	$9.52	$9.39	$9.53	$9.54
Total return (b)	(0.62)%	4.25%	0.45%	1.69%	1.25%
Ratio of net expenses to average net assets	1.04%	1.03%	1.06%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	2.22%	2.66%	1.72%	1.42%	1.16%
Portfolio turnover rate	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$31,557	$32,889	$58,380	$83,649	$97,028
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.06%	1.07%	1.06%	1.05%	1.05%
Net investment income (loss) to average net assets	2.20%	2.62%	1.72%	1.42%	1.16%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 61

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C2
Net asset value, beginning of period	$9.52	$9.39	$9.53	$9.55	$9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20	$0.25	$0.16	$0.14	$0.11
Net realized and unrealized gain (loss) on investments	(0.25)	0.15	(0.12)	0.01	0.01
Net increase (decrease) from investment operations	$(0.05)	$0.40	$0.04	$0.15	$0.12
Distributions to shareowners:
Net investment income	$(0.23)	$(0.27)	$(0.18)	$(0.17)	$(0.13)
Net increase (decrease) in net asset value	$(0.28)	$0.13	$(0.14)	$(0.02)	$(0.01)
Net asset value, end of period	$9.24	$9.52	$9.39	$9.53	$9.55
Total return (b)	(0.52)%	4.27%	0.44%	1.57%	1.28%
Ratio of net expenses to average net assets	1.03%	1.05%	1.06%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	2.20%	2.61%	1.73%	1.42%	1.17%
Portfolio turnover rate	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$1,436	$1,173	$1,650	$2,070	$2,930
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.05%	1.09%	1.06%	1.05%	1.04%
Net investment income (loss) to average net assets	2.18%	2.57%	1.73%	1.42%	1.17%

*      The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
62 Pioneer Short Term Income Fund | Annual Report | 8/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class K
Net asset value, beginning of period	$9.54	$9.42	$9.56	$9.57	$9.58
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.27	$0.31	$0.21	$0.19	$0.17
Net realized and unrealized gain (loss) on investments	(0.26)	0.13	(0.11)	0.02	0.00(b )
Net increase (decrease) from investment operations	$0.01	$0.44	$0.10	$0.21	$0.17
Distributions to shareowners:
Net investment income	$(0.28)	$(0.32)	$(0.24)	$(0.22)	$(0.18)
Net increase (decrease) in net asset value	$(0.27)	$0.12	$(0.14)	$(0.01)	$(0.01)
Net asset value, end of period	$9.27	$9.54	$9.42	$9.56	$9.57
Total return (c)	0.16%	4.73%	1.03%	2.25%	1.81%
Ratio of net expenses to average net assets	0.46%	0.47%	0.50%	0.49%	0.50%
Ratio of net investment income (loss) to average net assets	2.86%	3.26%	2.26%	1.99%	1.74%
Portfolio turnover rate	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$3,408	$14,451	$10,166	$15,454	$16,502
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.47%	0.51%	0.50%	0.49%	0.50%
Net investment income (loss) to average net assets	2.85%	3.22%	2.26%	1.99%	1.74%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Amount rounds to less than $0.01 or $(0.01) per-share.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 63

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$9.51	$9.38	$9.52	$9.54	$9.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.26	$0.30	$0.20	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	(0.26)	0.14	(0.12)	0.01	0.01
Net increase (decrease) from investment operations	$(0.00) (b)	$0.44	$0.08	$0.19	$0.16
Distributions to shareowners:
Net investment income	$(0.28)	$(0.31)	$(0.22)	$(0.21)	$(0.17)
Net increase (decrease) in net asset value	$(0.28)	$0.13	$(0.14)	$(0.02)	$(0.01)
Net asset value, end of period	$9.23	$9.51	$9.38	$9.52	$9.54
Total return (c)	0.05%	4.81%	0.90%	2.04%	1.71%
Ratio of net expenses to average net assets	0.46%	0.47%	0.64%	0.61%	0.59%
Ratio of net investment income (loss) to average net assets	2.80%	3.23%	2.14%	1.88%	1.61%
Portfolio turnover rate	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$286,499	$302,658	$258,634	$333,825	$278,689
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.59%	0.59%	0.64%	0.61%	0.59%
Net investment income (loss) to average net assets	2.67%	3.11%	2.14%	1.88%	1.61%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Amount rounds to less than $0.01 or $(0.01) per-share.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
64 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Notes to Financial Statements | 8/31/20
1. Organization and Significant Accounting Policies
Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
Pioneer Short Term Income Fund | Annual Report | 8/31/20 65

Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
66 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At August 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 67

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.    Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
68 Pioneer Short Term Income Fund | Annual Report | 8/31/20

At August 31, 2020, the Fund was permitted to carry forward indefinitely $19,965,003 of short-term and $19,617,945 of long-term losses.
The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$16,159,975	$14,919,042
Total	$16,159,975	$14,919,042

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2020:

2020
Distributable earnings/(loss):
Undistributed ordinary income	$289,783
Capital loss carryforward	(39,582,948)
Current year dividend payable	(146,861)
Unrealized depreciation	(3,672,985)
Total	$(43,113,011)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
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The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity
70 Pioneer Short Term Income Fund | Annual Report | 8/31/20

plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the
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economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be
72 Pioneer Short Term Income Fund | Annual Report | 8/31/20

considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at August 31, 2020, are disclosed in the Schedule of Investments.
I.     Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for
Pioneer Short Term Income Fund | Annual Report | 8/31/20 73

futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended August 31, 2020, was $79,662,882. Open futures contracts outstanding at August 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. Class C and Class C2 shares do not have an expense limitation. This expense limitation is in effect through January 1, 2022, for Class A, Class K and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $64,124 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2020. Fees waived and expenses reimbursed, during the year ended August 31, 2020 are reflected on the Statement of Operations.
74 Pioneer Short Term Income Fund | Annual Report | 8/31/20

3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$10,744
Class C	3,836
Class C2	72
Class K	242
Class Y	18,767
Total	$33,661

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,251 in distribution fees payable to the Distributor at August 31, 2020.
In addition, redemptions of Class A, Class C and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of
Pioneer Short Term Income Fund | Annual Report | 8/31/20 75

1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2020, CDSCs in the amount of $1,672 were paid to the Distributor.
5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$40,235	$—	$—	$—	$—
Total Value	$40,235	$—	$—	$—	$—

76 Pioneer Short Term Income Fund | Annual Report | 8/31/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$(1,680,483)	$—	$—	$—	$—
Total Value	$(1,680,483)	$—	$—	$—	$—
Change in net
unrealized
appreciation
(depreciation) on:
Futures contracts	$(81,181)	$—	$—	$—	$—
Total Value	$(81,181)	$—	$—	$—	$—

Pioneer Short Term Income Fund | Annual Report | 8/31/20 77

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer Short Term Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the “Fund”), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
78 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
October 30, 2020
Pioneer Short Term Income Fund | Annual Report | 8/31/20 79

Additional Information (unaudited)
The percentage of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 82.26%.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity,
Pioneer Short Term Income Fund | Annual Report | 8/31/20 81

redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
82 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Short Term Income Fund | Annual Report | 8/31/20 83

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Boards and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None

84 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability ManagementGroup, Federal Farm Funding Corporation (government- sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2004. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member,Board of Governors,Investment Company Institute (2000 – 2006)

Pioneer Short Term Income Fund | Annual Report | 8/31/20 85

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

86 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Short Term Income Fund | Annual Report | 8/31/20 87

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

88 Pioneer Short Term Income Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19427-14-1020

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $42,560 payable to Ernst & Young LLP for the year ended August 31, 2020 and $38,000 for the year ended August 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $15,277 payable to Ernst & Young LLP for the year ended August 31, 2020 and $11,450 for the year ended August 31, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.  For the years ended August 31, 2020 and 2019, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $15,277 payable to Ernst & Young LLP for the year ended August 31, 2020 and $11,450 for the year ended August 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 9, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 9, 2020

* Print the name and title of each signing officer under his or her signature.